Exhibit 10.12

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT NO. 3821 (this “Agreement”) is entered into as of March 5, 2004, by and between LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and HEMOSENSE, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower wishes to borrow money from time to time from Lender and Lender desires to lend money to Borrower. This Agreement sets forth the terms on which Lender will lend to Borrower and Borrower will repay the loan to Lender.

AGREEMENT

The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION

1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

“ACH” means the nationwide Automated Clearing House electronic funds transfer system that processes electronically originated batches of credit and debit transfers.

“ACH Authorization Form” means the ACH Authorization Form in substantially the form of that attached here to as Exhibit F.

“Advance” means each extension of credit by Lender to Borrower under this Agreement.

“Affiliate” means any Person that owns or controls directly or indirectly ten percent (10%) or more of the stock of another entity, any Person that controls or is controlled by or is under common control with such Persons or any Affiliate of such Persons or each of such Person’s officers, directors, joint venturers or partners.

“Basic Rate” means eight percent (8%) per annum; provided that should the Prime Rate as quoted in the western edition of the Wall Street Journal (“Prime Rate”) exceed four percent (4.00%), then, in each instance the Basic Rate for Advances that have not yet been funded or Advances for which the Loan Commencement Date has not yet occurred, the Basic Rate will be increased by the same amount by which the Prime Rate exceeds four percent (4.00%); provided further that, from and after the Loan Commencement Date for each Advance, there shall be no change in the Basic Rate applicable to such Loan.

“Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of California, as amended from time to time.

“Collateral” means the Property described on Exhibit A-1 attached hereto.

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“Commitment” means Seven Million Five Hundred Thousand Dollars ($7,500,000).

“Commitment Termination Date” means March 1, 2005.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Control Agreement” means an agreement in the form of Exhibit A-2 attached hereto executed by Lender, Borrower and the applicable financial institution and/or securities/investment intermediary in which such financial institution and/or intermediary agrees that Lender has a security interest in any account of Borrower and agrees to follow any instructions given by Lender with respect to such account.

“Default” means any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

“Default Rate” means the per annum rate of interest equal to five percent (5%) over the Basic Rate, but such rate shall in no event be more than the highest rate permitted by applicable law to be charged on commercial loans.

“Event of Default” has the meaning given to such term in Section 8.

“Final Payment” means an amount equal to the greater of (i) twelve and one-half percent (12.5%) of the amount of the Advances hereunder or (ii) Four Hundred Fifty Thousand Dollars ($450,000), due upon the Maturity Date.

“Funding Date” means any date on which an Advance is made to or on account of Borrower under this Agreement.

“Governmental Authority” means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of Property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

“Intellectual Property Security Agreement” means a Collateral, Patent Mortgage and Security Agreement in the form of Exhibit D or such other form as Lender may agree to accept.

“Interim Payment” has the meaning given to such term in Section 2.4(b).

“Investment” means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“Lender’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation and negotiation (in an amount not to exceed Seven

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Thousand Five Hundred Dollars ($7,500)), administration, and enforcement of the Loan Documents; and Lender’s reasonable attorneys’ fees and expenses incurred in amending, modifying, enforcing or defending the Loan Documents, including in the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought.

“License Agreement” means that certain Supply and License Agreement dated as of March 25, 1999 between Borrower and Dade Behring, Inc., as amended.

“Lien” means any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, encumbrance or other lien in favor of any Person.

“Liquidation Event” means any of the following: (i) a merger of Borrower with another entity; or (ii) the sale of all or substantially all of Borrower’s assets; or (iii) a transaction in which the shareholders immediately prior to such transaction own less than fifty-one percent (51%) of the equity securities of Borrower immediately after such transaction; or (iv) the initial public offering of any of Borrower’s equity securities.

“Loan Commencement Date” means March 1, 2005.

“Loan Documents” means, collectively, this Agreement, the Warrants, the Intellectual Property Security Agreement and all other documents, instruments and agreements entered into between Borrower and Lender in connection with this Agreement, all as amended or extended from time to time.

“Loan Repayment Factor” means 3.1129%, subject to adjustment based on changes to the Basic Rate.

“Maturity Date” means February 29, 2008, or if earlier, the date of prepayment under Section 2.6.

“Minimum Funding Amount” means One Million Dollars ($1,000,000).

“Non-usage Fee” has the meaning set for in Section 2.5(b) hereof.

“Notice of Borrowing” means a supplement to this Agreement in substantially the form of Exhibit C.

“Obligations” means all debt, principal, interest, fees, charges, expenses and attorneys’ fees and costs and other amounts, obligations, covenants, and duties owing by Borrower to Lender of any kind and description (whether pursuant to or evidenced by the Loan Documents, or by any other agreement between Lender and Borrower, and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including the principal and interest due with respect to the Advances, and including any debt, liability, or obligation owing from Borrower to others that Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender’s Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

“Payment Date” has the meaning given to that term in Section 2.4(a).

“Permitted Indebtedness” means the following:

(a) any loans made from time to time by Lender; and

(b) Indebtedness secured by the Permitted Liens in Section (b) of the definition of Permitted Liens, as approved by Lender in its sole discretion

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(c) Indebtedness existing as of the date hereof;

(d) Indebtedness secured by a lien described in clause (e) of the defined term “Permitted Liens”, provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(e) Indebtedness to trade creditors and with respect to surety bonds and similar obligations incurred in the ordinary course of business;

(f) Other Indebtedness not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate outstanding at any one time; and

(g) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower.

“Permitted Investments” means the following:

(a) Investments shown on Schedule 3 and existing as of the date hereof;

(b) Investments made pursuant to Borrower’s Investment Policy in the form attached hereto as Schedule 4;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transaction in the ordinary course of business;

(d) Investments accepted in connection with transfers permitted by Section 7.2;

(e) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors;

(f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business, provided however, the amount as set forth in this paragraph (f) shall not exceed One Hundred Thousand Dollars ($100,000) in the aggregate;

(g) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (g) shall not apply to investments of Borrower in any Subsidiary; and

(h) Investment in joint ventures consisting of the licensing of technology or the providing of technical support in the ordinary course of Borrower’s business pursuant to Borrower’s customary business practices and provided there are no Liens other than Permitted Liens;

(i) Deposit accounts of Borrower maintained in the ordinary course of business; and

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(j) Other Investments not otherwise permitted by Section 7.6 not exceeding Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year.

“Permitted Liens” means the following:

(a) The Lien created by this Agreement;

(b) Any Liens existing as of the date hereof and disclosed in Schedule 1;

(c) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no superior priority over Lender’s Lien in the Collateral;

(d) Liens to secure payment of worker’s compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower;

(e) Liens (i) upon or in any equipment acquired or held by Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purposes of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of the such equipment;

(f) Liens that are not prior to the Lien of Lender which constitute rights of set-off of a customary nature or banker’s Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

(g) Liens in favor or customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;

(h) Deposits to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

(i) Leases or subleases and licenses and sublicenses granted to others in the ordinary course of Borrower’s business if the leases, subleases, licenses and sublicenses permit granting Lender a security interest;

(j) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.5 or 8.7;

(k) Easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not constituting a material adverse effect on the Borrowers business;

(l) Liens or materialmen, mechanics, warehousemen, carriers, artisan’s or other similar Liens arising in the ordinary course of business or by operation of law;

(m) Liens incurred in connection with any Permitted Indebtedness; and

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(n) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (a) through (m) above, provided that any extension, renewal or replacement Lien shall be limited to the Property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

“Person” means and includes any individual, any partnership, any corporation, any business trust, any joint stock company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

“Prepayment Fee” means an amount equal to (i) three percent (3%) of the outstanding and unpaid Advance amount, with respect to any prepayment made on or after the first anniversary of the Funding Date but before the third anniversary date of the Funding Date for such Advance and (ii) two percent (2%) of the outstanding and unpaid Advance amount with respect to any prepayment made on or after the third anniversary of the Funding Date for such Advance. Notwithstanding the foregoing, Borrower may not prepay any Advance within the first year following the Funding Date.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

“Repayment Period” means the period beginning on the Loan Commencement Date and continuing for thirty-six (36) calendar months.

“Responsible Officer” means each of the President and the Chief Financial Officer of Borrower.

“Scheduled Payments” has the meaning given to such term in Section 2.4(a).

“Subsidiary” means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

“Term” means the period from and after the date hereof until the payment in full of all amounts and liabilities payable under this Agreement and the other Loan Documents, including principal and interest on the Advances.

“Warrants” means the Warrants in favor of Lender and its affiliated fund, Lighthouse Capital Partners IV, L.P. (“LCP-IV”) to purchase securities of Borrower substantially in the form of Exhibits B-1 and B-2.

1.2 Other Interpretive Provisions. References in this Agreement to “Articles,” “Sections,” “Exhibits,” “Schedules” and “Annexes” are to recitals, articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Loan Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. The words “include” and “including” and words or similar import when used in this Agreement or any other Loan Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Loan Document, all accounting terms used in this Agreement or any other Loan Document shall be

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construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.

2. LOAN AND TERMS OF PAYMENT

2.1 Commitment. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, the Advances; provided that the aggregate principal amount of the Advances shall not exceed the Commitment at such time. If prepaid, the principal of the Advances may not be re-borrowed.

2.2 Use of Proceeds; The Advances.

(a) Use of Proceeds. The proceeds of the Advances shall be used solely for working capital purposes and to pay and satisfy all obligations of Borrower owing to Silicon Valley Bank.

(b) The Advances. The Advances shall be repayable in consecutive monthly installments in accordance with the terms of Section 2.4. Lender may, and is hereby authorized by Borrower to, endorse in its books and records appropriate notations regarding Lender’s interest in the Advances; provided, however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the Obligations of Borrower hereunder.

2.3 Procedure for Making Advances.

(a) Notice. Whenever Borrower desires that Lender make an Advance, Borrower shall so notify Lender in writing (or by telephone with prompt confirmation in writing) at least five (5) Business Days in advance of the desired Funding Date, which notice shall be irrevocable. Each such notification shall be promptly confirmed by a Notice of Borrowing in substantially the form of Exhibit C hereto. Lender’s obligation to make Advances shall be expressly subject to the satisfaction of the conditions set forth in Sections 3.1 and 3.2 as applicable. Lender shall have the right, exercisable at any time, to request that Borrower furnish Lender with such additional information with respect to the Advances as Lender shall reasonably request.

(b) Interest Rate. Except as set forth in Section 2.4(b), Borrower shall pay interest on the unpaid principal amount of each Advance from the date of the Advance until such Advance has been paid in full, at a per annum rate of interest equal to the Basic Rate. All computations of interest on each Advance shall be based on a year of three hundred sixty (360) days for actual days elapsed. Notwithstanding any other provision hereof, the amount of interest payable hereunder shall not in any event exceed the maximum amount permitted by the law applicable to interest charged on commercial loans.

(c) Disbursement. Subject to the satisfaction of the conditions set forth in Sections 3.1 and 3.2 with respect to the initial Advance and the satisfaction of the conditions set forth in Section 3.2 with respect to each subsequent Advances, Lender shall at its election, disburse the Advances either through an ACH funds transfer arrangement or via wire transfer of funds, in each case to an account designated by Borrower.

(d) Termination of Commitment to Lend. Notwithstanding anything in the Loan Documents, Lender’s obligation to lend the undisbursed portion of the Commitment to Borrower hereunder shall terminate on the earlier of (i) at the Lender’s sole election, the occurrence and continuance of any Default or Event of Default hereunder, or (ii) the Commitment Termination Date. Notwithstanding the foregoing, Lender’s obligation to lend the undisbursed portion of the Commitment to Borrower shall terminate if, in Lender’s sole judgment, there has been a material adverse change in the management or financial condition of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the business plan of Borrower presented to and not disapproved by Lender (a “Material Adverse Change”), since the date of this Agreement.

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2.4 Amortization of Principal and Interest; Interim Payment, Final Payment.

(a) Principal and Interest Payments On Payment Dates. Borrower shall make payments of principal and interest monthly in advance for each Advance (collectively, “Scheduled Payments”), commencing on the Loan Commencement Date (or commencing on the Funding Date if the Funding Date is the Loan Commencement Date) with respect to such Advance and continuing thereafter during the Repayment Period on the first Business Day of each month (each a “Payment Date”), in an amount equal to the Loan Repayment Factor multiplied by the aggregate amount of the Advances as of the Loan Commencement Date. In any event, all unpaid principal and accrued interest shall be due and payable in full on the last Payment Date with respect to such Advance. In addition to the foregoing, on the Loan Commencement Date, Borrower shall pay to Lender in advance, an amount equal to the Scheduled Payment that would otherwise be payable on the last Payment Date.

(b) Interim Payment. In addition to the Scheduled Payments, Borrower shall pay to Lender, monthly in advance, an amount (the “Interim Payment”) equal to interest on the aggregate principal amount of the Advances calculated at the Basic Rate plus three and one-half percent (3.5%), subject to adjustment of the Basic Rate, from the Funding Date (and thereafter recalculated on the first Business Day of each calendar month during which an Interim Payment is due), until commencement of the Repayment Period.

(c) Final Payment. Unless an Advance is prepaid in full on the Maturity Date with respect to such Advance, Borrower shall pay the unpaid principal and accrued interest and all other amounts due on such date with respect to such Advance.

2.5 Fees. Borrower shall pay to Lender the following:

(a) Commitment Fee. A Commitment Fee equal to Twenty-five Thousand Dollars ($25,000), which fee has been paid as of the date hereof and shall be applied to amounts due under the Agreement;

(b) Non-usage Fee. A Non-usage Fee, payable quarterly, equal to one percent (1%) of the average unfunded portion of the Commitment for such quarter, which fee shall be due and payable on the first Business Day of the month following the end of such quarter, commencing on the earlier of (i) the date of this Agreement or (ii) March 15, 2004. Such Non-usage Fee shall be fully earned and non-refundable.

(c) Late Fee. A late charge on any Scheduled Payments or other sums due hereunder which are past due, in an amount equal to two percent (2%) of the past due amount, payable on demand.

(d) Prepayment Fee. As and if applicable, the Prepayment Fee(s) as provided in Section 2.6.

2.6 Prepayments.

(a) Mandatory Prepayment Upon an Acceleration. If the Advances are accelerated following the occurrence of an Event of Default, then Borrower shall immediately pay to Lender (i) all unpaid Scheduled Payments with respect to the Advances due prior to the date of prepayment, (ii) the outstanding principal amount of the Advances, (iii) the Prepayment Fee, (iv) the Final Payment and (v) all other sums, if any, that shall have become due and payable hereunder with respect to the Advances.

(b) Voluntary Prepayment. Borrower may voluntarily prepay any Advance in full any time after the first anniversary of the Funding Date for such Advance, provided that each of the following conditions is satisfied: Borrower pays to Lender (i) all unpaid Scheduled Payments with respect to the Advances due prior to the date of prepayment, (ii) the outstanding principal amount of the Advances and any unpaid accrued interest up to the date of such prepayment (iii) the Prepayment Fee, (iv) the Final Payment and (v) all other Obligations.

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(c) No Other Prepayment. Borrower may not prepay any Advance except upon the occurrence of an event described in Section 2.6 (a) and (b) above in which event the prepayment shall be made as described in such section.

2.7 Other Payment Terms.

(a) Place and Manner. Borrower shall authorize Lender to cause all payments due to Lender hereunder, whether such payments are on account of the Advances, expenses, fees or other payments due Lender, to be made through an ACH funds transfer arrangement reasonably acceptable to Lender, in lawful money of the United States, in good same day or immediately available funds to an account designated by Lender. Borrower shall execute and deliver the ACH Authorization Form substantially in the form of Exhibit F hereto, which shall authorize Lender to take all steps necessary or desirable to cause payments due Lender by Borrower hereunder to be made via an ACH system. In the event the ACH payment arrangement is terminated for any reason, Borrower shall make all payments due to Lender by payments to Lender at the address specified in Section 11, in lawful money of the United States and in good same day or immediately available funds.

(b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

(c) Default Rate. If either (i) any amounts required to be paid by Borrower under this Agreement or the other Loan Documents (including principal, interest, and any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the aggregate, outstanding balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Default are cured, as applicable, at a per annum rate equal to the Default Rate. All computations of such interest shall be based on a year of three hundred sixty (360) days for actual days elapsed.

2.8 Minimum Funding Amount. Except with the prior consent of Lender, in Lender’s sole discretion, the amount of the requested Advance shall not be less than the Minimum Funding Amount.

2.9 Crediting Payments. The receipt by Lender of any wire transfer of funds, check, or other item of payment shall be immediately applied conditionally to reduce Obligations, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Lender or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Lender after 11:00 a.m. California time shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day.

2.10 Term. This Agreement shall become effective upon acceptance by Lender and shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Lender shall have the right to terminate this Agreement immediately and without notice upon the occurrence of an Event of Default.

3. CONDITIONS OF ADVANCES

3.1 Conditions Precedent to Initial Advance. The obligation of Lender to make the initial Advance is subject to the condition precedent that Lender shall have received, in form and substance satisfactory to Lender, all of the following:

(a) This Agreement duly executed by Borrower.

(b) The Warrants to be issued to Lender and LCP-IV duly executed by Borrower.

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(c) The Intellectual Property Security Agreement to be issued to Lender duly executed by Borrower.

(d) The ACH Authorization Form duly executed and delivered by Borrower.

(e) A list of the contracts and agreements referenced in Section 5.14, and any third party consents related thereto required by Lender in its sole discretion.

(f) Borrower shall have delivered to Lender a payoff letter in form and substance reasonably satisfactory to Lender with respect to the Loan and Security Agreement with Silicon Valley Bank dated July 21, 2003, as amended, the obligations of Borrower thereunder and any liens in favor of Silicon Valley Bank with respect to any of Borrower’s property or assets.

(g) An officer’s certificate of Borrower with copies of the following documents attached: (i) the certificate of incorporation and by-laws of Borrower certified by Borrower as being in full force and effect on the Funding Date, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of this Agreement and each of the other Loan Documents.

(h) A good standing certificate from Borrower’s state of incorporation and the state in which Borrower’s principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

(i) Evidence of the insurance coverage required by Section 6.8 of this Agreement.

(j) Payment of any unreimbursed Lender’s Expenses.

(k) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrant and the other Loan Documents.

(l) Such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

3.2 Conditions Precedent to all Advances. The obligation of Lender to make each Advance, including the initial Advance, is further subject to the following conditions:

(a) Evidence that no Default or Event of Default shall have occurred and be continuing.

(b) Borrower and Lender shall have executed a Notice of Borrowing with respect to the proposed Advance.

(c) Lender shall have received such documents, instruments and agreements, including UCC financing statements or amendments to UCC financing statements, as Lender shall reasonably request to evidence the perfection and priority of the security interests granted to Lender pursuant to Section 4.

(d) Borrower shall have delivered to Lender a subordination agreement, release, or estoppel letter, as appropriate, from any Person having an existing Lien (other than Permitted Liens) superior to the Lien of Lender on any item of Collateral.

(e) Borrower shall have delivered to Lender a Control Agreement with respect to each depository and securities account of Borrower.

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(f) Such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

3.3 Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to each Advance, if such Advance is made. Borrower expressly agrees that the extension of such Advance prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower’s obligation to deliver such item.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower grants to Lender a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral, subject only to the Permitted Liens, in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents.

4.2 Duration of Security Interest. Lender’s security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate. Lender shall, at Borrower’s sole cost and expense, execute such further documents and take such further actions as may be necessary to effect the release contemplated by this Section 4.2, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

4.3 Possession of Collateral. So long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Lender for perfection of its security interest therein) and shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

4.4 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Lender, all financing statements and other documents such Lender may reasonably request, in form satisfactory to Lender, to perfect and continue Lender’s first priority, perfected security interests in the Collateral, subject only to Permitted Liens, and in order to consummate fully all of the transactions contemplated under the Loan Documents.

4.5 Right to Inspect. Lender (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours, to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5. REPRESENTATIONS AND WARRANTIES

Borrower represents, warrants and covenants as follows:

5.1 Due Organization and Qualification. Borrower is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of Property requires that it be so qualified or in which the Collateral is located, except for such states as to which any failure so to qualify would not have a material adverse effect on Borrower.

5.2 Authority. Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, the Loan Documents to which it is a party. Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted.

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5.3 Subsidiaries. Borrower has no Subsidiaries, except those listed in Schedule 2 hereto.

5.4 Conflict with Other Instruments, etc. Neither the execution and delivery of any Loan Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a material breach of any of the terms, conditions or provisions of the articles of incorporation and the by-laws, or other organizational documents of Borrower or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

5.5 Authorization; Enforceability. The execution and delivery of this Agreement, the granting of the security interest in the Collateral, the incurring of the Advances, the execution and delivery of the other Loan Documents to which Borrower is a party and the consummation of the transactions herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower. The Loan Documents have been duly executed and delivered and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

5.6 No Prior Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for the first priority lien held by the Lender and except for other Permitted Liens. Except as disclosed in Schedule 1, Borrower has not acquired any part of the Collateral from an assignor outside the ordinary course of such assignor’s business.

5.7 Name; Location of Chief Executive Office, Principal Place of Business and Collateral. Borrower has not done business under any name other than that specified on the signature page hereof except as set forth on Schedule 2. The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral are presently located at the address set forth in Section 11. The Collateral is presently located at the addresses set forth in Section 11 and on Schedule 2. Borrower maintains deposit and/or securities and investment accounts solely with the financial institution(s) and/or securities/investment intermediary(ies) set forth on Schedule 3.

5.8 Litigation. There are no actions or proceedings pending by or against Borrower before any court or administrative agency in which an adverse decision could reasonably be expected to have a material adverse effect on Borrower or the aggregate value of the Collateral. Borrower does not have knowledge of any such pending or threatened actions or proceedings.

5.9 Financial Statements. All financial statements relating to Borrower or any Affiliate that have been or may hereafter be delivered by Borrower to Lender present fairly in all material respects Borrower’s financial condition as of the date thereof and Borrower’s results of operations for the period then ended.

5.10 Solvency. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

5.11 Taxes. Borrower has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes that are due and payable.

5.12 Consents and Approvals. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan

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Documents. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

5.13 Trademarks, Patents, Copyrights, Franchises and Licenses. Borrower possesses and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

5.14 Material Contracts. Borrower has disclosed to Lender in writing all currently effective contracts and agreements (whether written or oral) to which Borrower is a party. There are no material defaults under any such contract or agreement by Borrower. Borrower has delivered to Lender true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof) requested by Lender.

5.15 Full Disclosure. No representation, warranty or other statement made by Borrower in any Loan Document, certificate or written statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading (it being recognized by Lender that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results).

6. AFFIRMATIVE COVENANTS

Borrower covenants and agrees that, until the full and complete payment of the Obligations and the termination of the Commitments, Borrower shall do all of the following:

6.1 Good Standing. Borrower shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Borrower. Borrower shall maintain in force all statutory and government issued licenses and approvals the loss of which could have a material adverse effect on its financial condition, operations or business.

6.2 Government Compliance. Borrower shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to materially adversely affect the financial condition, operations or business of Borrower.

6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Lender: (a) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared balance sheet, income statement and cash flow statement covering Borrower’s operations during such period, certified by a Responsible Officer; (b) commencing with the 2004 fiscal year, as soon as available, but in any event within ninety (90) days after the end of Borrower’s fiscal year, audited financial statements of Borrower prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion on such financial statements of a nationally recognized or other independent public accounting firm reasonably acceptable to Lender; (c) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders; (d) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Borrower in excess of One Hundred Thousand Dollars ($100,000); and (e) such other financial information as Lender may reasonably request from time to time.

6.4 Certificates of Compliance. Each time financial statements are furnished pursuant to Section 6.3 above, there shall be delivered to Lender a certificate signed by a Responsible Officer (each an “Officer’s Certificate”) with respect to such financial reports to the effect that: (i) no Event of Default or Default has occurred and is continuing hereunder since the date of this Agreement or, if later, since the date of the prior Officer’s

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Certificate or, if such an event or condition has occurred and is continuing, the nature and extent thereof and the action Borrower proposes to take with respect thereto, and (ii) Borrower is in compliance with the provisions of Sections 6 and 7.

6.5 Notice of Defaults. As soon as possible, and in any event within five (5) Business Days after the discovery of a Default or an Event of Default, provide Lender with an Officer’s Certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

6.6 Taxes. Borrower shall make due and timely payment or deposit of or make timely request for extension of payment of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits; provided that (i) Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is adequately reserved against by Borrower and (ii) the failure to make timely payment of such state franchise taxes shall not cause the Borrower to be not in good standing in its jurisdiction of organization or where it is otherwise required to be registered to do business.

6.7 Use; Maintenance.

(a) Borrower, at its expense, shall make all necessary site preparations and cause the Collateral to be operated in accordance with any applicable manufacturer’s manuals or instructions. So long as no Default or Event of Default has occurred and is continuing, Borrower shall have the right to quietly possess and use the Collateral as provided herein without interference by Lender.

(b) Borrower, at its expense, shall maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations to which the use and operation of the Collateral may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Collateral, regardless of the cause, unless Borrower in good faith determines it not to be in the best interest to repair or replace such Collateral. If maintenance is mandated by manufacturer, Borrower shall obtain and keep in effect, at all times during the Term maintenance service contracts. All parts furnished in connection with such maintenance or repair shall immediately become part of the Collateral. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Borrower with the result that no Lien will attach to the Collateral.

6.8 Insurance.

(a) Borrower, at its own expense, shall obtain and maintain in amounts and coverages satisfactory to Lender (a) insurance against loss or damage to the Collateral, (b) commercial general liability insurance, including contractual liability, products liability and completed operations coverage according to standard industry practices, and (c) such other insurance against such other risks of loss and with such terms as shall be reasonably satisfactory to or reasonably required by Lender as to carriers, amounts and otherwise. The amount of insurance covering loss or damage to the Collateral shall be the replacement value of the Collateral.

(b) The amount of commercial general public liability insurance (other than products liability coverage and completed operations insurance) shall be at least Two Million Dollars ($2,000,000) per occurrence. The amount of such products liability and completed operations insurance shall be at least Two Million Dollars ($2,000,000) per occurrence. The deductible with respect to insurance against loss or damage to the Collateral shall not exceed Twenty-Five Thousand ($25,000) and the deductible relating to product liability insurance shall not exceed Fifty Thousand ($50,000) in aggregate; otherwise there shall be no deductible with

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respect to any insurance required to be maintained hereunder without the prior written approval of Lender. Each such insurance policy shall: (i) name Lender loss payee or additional insured, as appropriate, (ii) provide for insurer’s waiver of its right of subrogation against Lender and Borrower, (iii) provide that such insurance shall not be invalidated by any action of, or breach of warranty by, Borrower and waive set-off, counterclaim or offset against Lender, (iv) provide that Borrower’s insurance shall be primary without a right of contribution of Lender’s insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and (v) require the insurer to give Lender at least thirty (30) days prior written notice of cancellation. Borrower shall, on or prior to the first disbursement of funds hereunder and prior to each policy renewal, furnish to Lender certificates of insurance. Borrower shall give Lender prompt notice of any damage to, or loss of, any Collateral.

6.9 Loss; Damage; Destruction and Seizure.

(a) Borrower shall bear the risk of the Collateral being lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever at any time until the expiration or termination of the Term.

(b) So long as no Event of Default has occurred and is continuing, any proceeds of insurance maintained pursuant to Section 6.8 received by Lender or Borrower with respect to an item of Collateral, the repair of which is practicable, shall, at the election of Borrower, be applied either to the repair or replacement of such Collateral or, upon Lender’s receipt of evidence of the repair or replacement of the Collateral reasonably satisfactory to Lender, to the reimbursement of Borrower for the cost of such repair or replacement. All replacement parts and equipment acquired by Borrower in replacement of Collateral pursuant to this Section 6.9(b) shall immediately become part of the Collateral upon acquisition by Borrower. Borrower shall take such actions and provide such documentation as may be reasonably requested by Lender to protect and preserve its security interest and otherwise to avoid any impairment of Lender’s rights under the Loan Documents in connection with such repair or replacement.

6.10 Consultation Rights. Up and until a Liquidation Event and subject to the limitations set forth in subsections (b) and (c) of this Section 6.10, Borrower shall permit Lender to participate in the deliberations of Borrower’s management and attempt to influence the conduct of Borrower’s management through the exercise, at reasonable times, of the following consultation rights:

(a) Lender shall be entitled to consult with and advise Borrower’s management on significant business issues, including management’s proposed annual operating plans, and management will meet with Lender regularly during each year at mutually agreeable times (at least twice per calendar year) for such consultation and advice and to review progress and operating results.

(b) In addition to its rights under Section 4.5, Lender may request information at reasonable times and intervals concerning Borrower’s financial condition and operations, provided that access to highly confidential proprietary information need not be provided unless otherwise required or consented to under this Agreement.

(c) Borrower shall provide Lender’s designated representative copies of all notices, minutes, consents and other material that Borrower provides to its board of directors. The representative may be excluded from access to any material or meeting or portion thereof if Borrower believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons, provided that access is not otherwise required pursuant to another provision of this Agreement. Upon reasonable notice and at a scheduled meeting of the Board of Directors or such other time, if any, as the Board of Directors may determine in its sole discretion, such representative may address the Board of Directors with respect to Lender’s concerns regarding significant business issues facing Borrower.

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(d) The rights of Lender under this Section 6.10 to consult with and advise Borrower concerning significant business issues shall not be deemed or urged by Borrower to vest Lender with the power or right to control the conduct of management of Borrower. Borrower agrees that nothing in this Section 6.10 impairs, vitiates, or limits in any fashion the exercise by Borrower’s management of its fiduciary duties. Borrower acknowledges that Lender’s consultation rights under this Section 6.10 are typical of the rights and access provided to a lender in an arms’ length loan transaction with a business concern with the revenues and prospects comparable to those of Borrower.

Notwithstanding the foregoing provisions of this Section 6.10, Lender’s rights granted herein shall not extend to, and Borrower agrees that Lender has no control, management or influence over Borrower of any kind respecting, any matter concerning: (i) the payment of any vendor or creditor of the Borrower other than Lender, (ii) the content of any document filed with the Securities and Exchange Commission or any other state or federal regulatory body or agency, (iii) the transport, handling or storage of any material or waste designated as hazardous or otherwise regulated or controlled under any law, regulation or ordinance, (iv) payroll tax, (v) pension plans, or (vi) the termination of non-executive employees.

6.11 ACH Further Assurances. In addition to and without limitation of Section 6.12, Borrower agrees that it shall provide Lender with not less than thirty (30) days prior written notice of the closure or planned depletion of any account designated as an account for ACH debits and/or credits on the ACH Authorization Form executed and delivered by Borrower to Lender. Borrower further agrees that should it establish any other accounts in substitution for such closed or depleted accounts, or shall otherwise establish any new deposit or operating accounts from which payments hereunder may be made, it shall notify Lender of the same and at Lender’s request, Borrower shall execute a new ACH Authorization Form in favor of Lender granting Lender authority to create ACH debit and/or credit entries in such accounts for the purposes of effecting payments under Section 2.7(a). Borrower shall take all steps reasonably requested by Lender to maintain an ACH payment arrangement with Lender for so long as any Obligations remain outstanding.

6.12 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to effect the purposes of this Agreement.

6.13 Litigation. Borrower will promptly notify Lender in writing if any action, proceeding or governmental investigation involving Borrower is commenced that may result in damages or costs to Borrower of Two Hundred Thousand Dollars ($200,000) or more.

7. NEGATIVE COVENANTS

Borrower covenants and agrees that until the full and complete payment of the Obligations and termination of the Commitments, Borrower will not do any of the following:

7.1 Chief Executive Office; Location of Collateral. During the continuance of this Agreement without thirty (30) days prior written notice to Lender, (i) change the jurisdiction of formation, chief executive office or principal place of business, or (ii) remove or cause to be removed, except in the ordinary course of Borrower’s business, a substantial portion of the Collateral or the records concerning the Collateral from the premises listed in Section 11 or Schedule 2.

7.2 Extraordinary Transactions and Disposal of Assets. Enter into any transaction not in the ordinary and usual course of Borrower’s business, involving the sale, lease, license or other disposition of, or transfer, whether by sale or otherwise, of Borrower’s assets, other than (i) sales of inventory in the ordinary and usual course of Borrower’s business as presently conducted; (ii) sales or other dispositions in the ordinary course of business of assets, other than Collateral, that have become worn out or obsolete or that are promptly being replaced and (iii) transfers in connection with any transaction permitted pursuant to any provision of this Section 7 or Section

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9.9, or (iv) other transfers in an aggregate amount not to exceed Fifty Thousand Dollars ($50,000) in any calendar year.

Notwithstanding anything contained in this Section 7.2, the Borrower may do any of the following: (i) transfer exclusive or non-exclusive licenses and similar arrangements for use of its intellectual property, in arm’s length transactions, in the ordinary course of its business for adequate consideration (ii) declare and make any dividend payment payable in its equity securities, (iii) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor, (iv) repurchase stock from former employees of Borrower in accordance with the terms of repurchase, vesting or similar agreements between Borrower and such employees in its ordinary course of business, (v) repurchase equity securities with the proceeds from the issuance of equity securities, (vi) repurchase, redeem, retire, defease or otherwise acquire for value equity securities in connection with or pursuant to any employees benefit plan or stock option plan of the Borrower, (vii) provided no Event of Default has occurred and is continuing or is not caused thereby, mergers, consolidations or acquisitions, which after giving effect thereto, Borrower is the surviving entity, and (viii) enter into Permitted Investments.

7.3 Restructure. Change Borrower’s name without thirty (30) days prior written notice to Lender; make any material change in Borrower’s corporate structure or business operations (other than entering into businesses closely related to incidental or to Borrower’s existing business); cause, permit, or suffer any material change in Borrower’s ownership of greater than fifty percent (50%) (other than (i) the sale of capital stock to equity investors (including, without limitation, any capital stock or warrants, options or convertible securities to acquire capital stock in connection with any public offering of the Borrower) or (ii) mergers, consolidations or acquisitions permitted by Section 7.2 hereof); or suspend operation of Borrower’s business.

7.4 Liens. Create, incur, assume or suffer to exist any Lien or any other encumbrance of any kind with respect to any of the Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

7.5 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness.

7.6 Investments. Make any Investment in any Person, other than Permitted Investments, or permit any Subsidiary to do so.

7.7 Distributions. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except as permitted by Section 7.2.

7.8 Transactions with Affiliates. Other than transactions under the License Agreement, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, on terms no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9 Compliance. Become an “investment company” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

7.10 Deposit Accounts. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts respecting which Lender has obtained a perfected first priority security interest therein.

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8. EVENTS OF DEFAULT

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1 Payment Default. If Borrower fails to pay within three (3) days of when due and payable or within three (3) days of when declared due and payable in accordance with the Loan Documents, any portion of the Obligations.

8.2 Certain Covenant Defaults. If Borrower fails to perform any obligation under Sections 6.8, or 6.9, , or violates any of the covenants contained in Section 7 of this Agreement.

8.3 Other Covenant Defaults. If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lender and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within thirty (30) days after the occurrence of such default.

8.4 Attachment. If any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Borrower.

8.5 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness.

8.6 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days.

8.7 Redemption or Repurchase. Borrower shall, after the date of this Agreement, redeem or repurchase (a) any shares of any class or series of its preferred stock or (b) more than Fifty Thousand Dollars ($50,000) in the aggregate of common stock, in each case whether pursuant to a mandatory redemption or otherwise.

8.8 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty, representation, statement, or report made to Lender by Borrower or any officer or director of Borrower.

8.9 Breach of Warrant. If Borrower shall breach the terms of the Warrant.

8.10 Enforceability. If any Loan Document shall in any material respect cease to be, or Borrower shall assert that any Loan Document is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms.

8.11 Involuntary Bankruptcy or Insolvency. If a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the

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appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of forty-five (45) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding.

8.12 Voluntary Bankruptcy or Insolvency. If Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

9. LENDER’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and continuance of any Default or Event of Default, Lender shall have no further obligation to advance money or extend credit to or for the benefit of Borrower. In addition, upon the occurrence and during the continuance of an Event of Default, Lender shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limitation of the foregoing, Lender may, at its election, without notice of election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, including the outstanding principal amount of, and accrued interest on, each Advance, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.11 or 8.12 all Obligations shall become immediately due and payable without any action by Lender);

(b) Without notice to or demand upon Borrower, make such payments and do such acts as Lender consider necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Borrower authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Lender’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower’s owned premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Lender’s rights or remedies provided herein, at law, in equity, or otherwise;

(c) Without notice to Borrower, set off and apply to the Obligations any and all indebtedness at any time owing to or for the credit or the account of Borrower;

(d) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements shall inure to Lender’s benefit;

(e) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Lender determines are commercially reasonable;

(f) Lender may credit bid and purchase at any public sale; and

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(g) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

9.2 Waiver by Borrower. Upon the occurrence of an Event of Default, to the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension of law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the Property so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Borrower acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

9.3 Effect of Sale. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the Property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all Persons claiming the Property sold or any part thereof under, by or through Borrower, its successors or assigns.

9.4 Power of Attorney in Respect of the Collateral. Borrower does hereby irrevocably appoint Lender (which appointment is coupled with an interest) on the occurrence and continuance of a Default or an Event of Default, the true and lawful attorney in fact of Borrower with full power of substitution, for it and in its name: (a) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under Section 4 with full power to settle, adjust or compromise any claim thereunder as fully as if Lender were a Borrower itself, (b) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into Lender’s possession or under Lender’s control, (c) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (d) in Lender’s discretion to file any claim or take any other action or proceedings, either in its own name or in the name of Borrower or otherwise, which Lender may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Lender in and to the Collateral, or (e) to otherwise act with respect thereto as though Lender were the outright owner of the Collateral.

9.5 Lender’s Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Lender may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower’s loan account as Lender deems necessary to protect Lender from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.8 of this Agreement, and take any action with respect to such policies as Lender deems prudent. Any amounts paid or deposited by Lender shall constitute Lender’s Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement.

9.6 Remedies Cumulative. Lender’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender during the existence of Event of Default on Borrower’s

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part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

9.7 Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lender at the time of or received by Lender after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

(a) First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Lender;

(b) Second, to the payment to Lender of the amount then owing or unpaid on the Advances for Scheduled Payments, the unpaid principal amount of the Advances, and all other Obligations with respect to all Advances, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Advances, then to the unpaid interest thereon, then to the unpaid principal amount of the Advances, and then to the payment of other amounts then payable to Lender under any of the Loan Documents; and

(c) Third, to the payment of the surplus, if any, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

9.8 Reinstatement of Rights. If Lender shall have proceeded to enforce any right under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lender shall be restored to its former position and rights hereunder with respect to the Property subject to the security interest created under this Agreement.

9.9 Actions Regarding Intellectual Property Collateral. Notwithstanding any provision of this Agreement or the Intellectual Property Security Agreement to the contrary, provided that (i) no bankruptcy, insolvency or receivership proceeding, or similar proceeding, has been threatened or instituted against Borrower under any state or federal law, and Borrower has taken no action to institute such a proceeding, and (ii) Borrower’s Board of Directors and senior officers are actively engaged in marketing and selling the Intellectual Property Collateral (as that term is defined in the Intellectual Property Security Agreement) for consideration that is not less than the fair market value of such Intellectual Property Collateral, and (iii) Borrower is otherwise attempting to operate its business in the ordinary course, Lender shall refrain from exercising any of its rights and remedies under Section 9.1 of this Agreement and under Section 8 of the Intellectual Property Security Agreement with respect to any Intellectual Property Collateral for one hundred twenty (120) days following an Event of Default under this Agreement or other extension as agreed to by the parties in good faith. In the event such Event of Default has not been cured by Borrower during such period to Lender’s sole satisfaction, or waived by Lender in its sole discretion, Lender shall be entitled to proceed immediately with the exercise of any and all rights and remedies Lender may have with respect to the Intellectual Property Collateral whether arising under this Agreement, the Intellectual Property Security Agreement or applicable law.

10. WAIVERS; INDEMNIFICATION

10.1 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

10.2 Lender’s Liability for Collateral. So long as Lender complies with its obligations, if any, under Section 9207 of the Code, Lender shall not in any way or manner be liable or responsible for: (a) the

21

safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

10.3 Indemnification. Whether or not the transactions contemplated hereby shall be consummated:

(a) General Indemnity. Borrower shall pay, indemnify, and hold Lender and each of its officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender’s Expenses and reasonable attorney’s fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Advances or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

(b) Survival; Defense. The obligations in this Section 10.3 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel reasonably satisfactory to such Indemnified Person in such Person’s sole discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 10.3 shall be paid within thirty (30) days after written demand.

11. NOTICES

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid facsimile to Borrower or to Lender, as the case may be, at their respective addresses set forth below:

If to Borrower:	HemoSense, Inc. (prior to April 30, 2004)
600 Valley Way
Milpitas, CA 95035
Attention: Chief Executive Officer
FAX: (408) 719-1393

HemoSense, Inc. (after April 30, 2004)
651 River Oaks Parkway
San Jose, CA 95134

Attention: Chief Executive Officer

If to Lender:	Lighthouse Capital Partners V, LP
500 Drake’s Landing Road
Greenbrae, California 94904-3011
Attention: Contract Administrator
FAX: (415) 925-3387

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The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole discretion. Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in such Lender’s rights and benefits hereunder.

12.2 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

12.3 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

12.4 Entire Agreement; Construction; Amendments and Waivers.

(a) This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

(b) This Agreement is the result of negotiations between and has been reviewed by each of Borrower and Lender executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. Borrower and Lender agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower’s or Lender’s actual intentions.

(c) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Lender. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 12.4 shall be binding upon Lender and on Borrower.

12.5 Reliance by Lender. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender.

12.6 No Set-Offs by Borrower. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

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12.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in Section 10.3 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lender have run.

13. No Original Issue Discount. Borrower and Lender hereby acknowledge and agree that the warrants (the “Warrants”) to purchase stock transferred to Lender under the Warrants to purchase stock is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code which includes the Loans. Borrower and Lender further agree as between Borrower and Lender, that the fair market value of the Warrants is equal to US$100 and that, pursuant to Treas. Reg. § 1.1273-2(h), US$100 of the issue price of the investment unit will be allocable to the Warrants and the balance shall be allocable to the Loans. Borrower and Lender agree to prepare their federal income tax returns in a manner consistent with the foregoing agreement and, pursuant to Treas. Reg. § 1.1273, the original issue discount on the Loans shall be considered to be zero.

14. Relationship of Parties. Borrower and Lender acknowledge, understand and agree that the relationship between the Borrower, on the one hand, and Lender, on the other, is, and at all times shall remain solely that of a borrower and lender. Lender shall not under any circumstances be construed to be a partner or joint venturer of Borrower or any of its Affiliates; nor shall the Lender under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Lender does not undertake or assume any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by Lender or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any Affiliate is entitled to rely thereon.

15. Choice of Law and Venue; Jury Trial Waiver. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

THIS SECTION INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BORROWER:		LENDER:

HEMOSENSE, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ J. D. Merselis	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

Name:	J. D. Merselis

Title:	Pres. & CEO	By:	/s/ Thomas Conneely

		Name:	Thomas Conneely

		Title:	Vice President

Exhibit A-1		Collateral Description
Exhibit A-2		Control Agreement
Exhibit B-1		Form of Preferred Stock Warrant – LCP-V
Exhibit B-2		Form of Preferred Stock Warrant – LCP-V
Exhibit C	-	Form of Notice of Borrowing
Exhibit D	-	Form of Intellectual Property Security Agreement
Exhibit E	-	Form of Ancillary Documents
Exhibit F	-	ACH Authorization Form

Disclosure Schedules:
Schedule 1	-	Existing Liens
Schedule 2	-	Subsidiaries and Collateral Locations
Schedule 3	-	Permitted Investments and Deposit and Securities/Investment Accounts

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EXHIBIT A-1

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants Secured Party a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, howsoever arising. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation intellectual property, patents, copyrights, trade names, and trademarks, and the goodwill of the business symbolized thereby, federal, state and local tax refunds and claims of all kinds; all rights as a licensor or licensee or any kind; all customer lists, trade secrets, telephone numbers, processes, proprietary information, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing;

All equipment and fixtures, including without limitation all machinery, machine tools, motors, controls, parts, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

This Security Agreement will terminated upon the termination of the Loan and Security Agreement of even date herewith, as the same may be amended from time to time, between Debtor and Secured Party.

“DEBTOR”		“SECURED PARTY”

HEMOSENSE, INC., a Delaware corporation		LIGHTHOUSE CAPITAL PARTNERS V, L.P.
		BY:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
By:	/s/ J. D. Merselis
Name:	J. D. Merselis	By:	/s/ Thomas Conneely
Title:	Pres. & CEO	Name:	Thomas Conneely
		Title:	Vice President

EXHIBIT A-2

CONTROL AGREEMENT

[In form and substance acceptable to Lender in its sole reasonable discretion]

Account Numbers:	3300093205
8860-00838

DEPOSIT ACCOUNT CONTROL AGREEMENT

Customer:	HemoSense, Inc.

Creditor:	See attached Exhibit C

Date:	March 5, 2004

This Deposit Account Control Agreement (“Agreement”) is entered into as of the above date between Silicon Valley Bank (“Bank”), Creditor identified above (“Creditor”), and Customer identified above (“Customer”).

All parties agree as follows:

1. Deposit Account. Bank maintains one or more demand, time, savings, passbook, certificates of deposit or other similar accounts that are identified above in which Customer has an interest. The referenced account(s) is (are) subject to the Bank’s Deposit Agreement Disclosure Statement, unless specifically altered by this Agreement. The parties acknowledge that the Deposit Account constitutes a “Deposit Account” within the meaning of Section 9102 of the Uniform Commercial Code of the State of California (“UCC”) and Bank is a “Bank” within the meaning of Section 9102 of the UCC. The provisions of this Agreement constitute “Control” over the Deposit Account within the meaning of Section 9104 of the UCC.

2. Security Interests. Pursuant to a security agreement or similar agreement identified in Exhibit A hereto (“Security Agreement”), Customer has granted to Creditor a lien on and security interest in the above account(s) and in all cash, funds, items, instruments and any other amounts now or later deposited into or held therein (collectively, the “Deposit Account”). Bank acknowledges the lien on and security interest in the Deposit Account granted by Customer to Creditor. With respect to Bank’s rights pursuant to Section 6 of this Agreement, Customer has granted to Bank a security interest in the Deposit Account, or Bank has a lien or right of setoff under the UCC or other laws applicable to the Deposit Account. Creditor acknowledges the Bank’s lien or right of setoff on the Deposit Account under the UCC or other laws applicable to the Deposit Account and/or the security interest in the Deposit Account granted by Customer to Bank. Customer hereby ratifies and confirms the security interests and/or liens and/or rights of setoff it has granted in the Deposit Account to Bank and Creditor.

3. Other Deposit Control Agreements. Bank has entered into Deposit Account Control Agreements with the parties listed on Exhibit A attached hereto. Customer covenants and agrees that it will not enter into a deposit control agreement with any other party without Creditor’s prior written consent. Bank agrees that it will not enter into a deposit control agreement with any other party with respect to the Deposit Account without Creditor’s prior written consent.

4. Customer’s Rights in Deposit Account. For purposes of perfection under the UCC of Creditor’s security interest in the Deposit Account(s), Creditor has control over the Deposit Account(s), provided that until Bank receives a Notice of Exclusive Control (as

SVB Deposit Account Control Agreement 11/01/2003	1

described and set forth below), Customer will be entitled to draw items on and otherwise to withdraw or direct the disposition of funds from the Deposit Account. So long as this Agreement is in effect, Customer may not close the Deposit Account without Creditor’s prior written consent. Bank may close Customer’s Deposit Account in accordance with Bank’s business practices and as required by applicable law. Customer will notify Creditor if Bank closes Customer’s Deposit Account.

5. Creditor’s Control of Deposit Account. Except as permitted in section 6 of this Agreement, and except as required pursuant to the terms of any other deposit account control agreement executed by Customer and/or referenced in Section 3 and Exhibit A to this Agreement, after Bank receives a Notice of Exclusive Control from Creditor and has had reasonable opportunity to comply with it, but no later than two Business Days (“Business Days” means days which Bank is open to the public for business and are measured in 24 hour increments) after the Notice of Exclusive Control has been validly given (in accordance with Section 13(B) below), Bank and Customer agree that: (a) Bank will comply only with Creditor’s instructions as to the withdrawal or disposition of any funds credited to the Deposit Account, and to any other matters relating to the Deposit Account, without Customer’s further consent, and (b) Bank will not comply with any instructions from Customer concerning the Deposit Account or any funds in the Deposit Account. Creditor agrees that it will not send a Notice of Exclusive Control unless it believes that it is entitled to exercise its rights as to the Deposit Account under the Security Agreement or any of the other documents executed in connection with the Security Agreement. The Notice of Exclusive Control must be in the form set forth in Exhibit B hereto and must be signed by an authorized representative of Creditor. Creditor’s instructions may include the giving of stop payment orders for any items being presented to the Deposit Account for payment. Bank will be fully entitled to rely upon such instructions from Creditor even if such instructions are contrary to any instructions or demands given by Customer. Customer confirms that Bank should follow instructions from Creditor even if the result of following such instructions is that Bank dishonors items presented for payment from the Deposit Account. Customer further confirms that Bank will have no liability to Customer for wrongful dishonor of such items in following such instructions from Creditor. Bank shall have no duty to inquire or determine whether Customer’s obligations to Creditor are in default, or whether the Creditor is entitled to send a Notice of Exclusive Control.

6. Priorities of Security Interests; Rights Reserved by Bank. Creditor agrees that nothing herein subordinates or waives, and that Bank expressly reserves, any and/or all of Bank’s present and future rights (whether described as rights of setoff, banker’s liens, chargeback or otherwise, and whether available to Bank under the law or under any other agreement between Bank and Customer concerning the Deposit Account) with respect to (a) items deposited to the Deposit Account and returned unpaid, whether for insufficient funds or for any other reason; (b) overdrafts on the Deposit Account; (c) automated clearing house entries; (d) any provisional credits granted by Bank to the Deposit Account; (e) claims of breach of the Uniform Commercial Code’s transfer or presentment warranties made against Bank in connection with items deposited to the Deposit Account; (f) Bank’s usual and customary charges for services rendered in connection with the Deposit Account; or (g) any lien arising in connection with any loan or other credit relationship between Customer and Bank, which lien shall be subject to the provisions of the Subordination/ Intercreditor Agreement identified in Exhibit A hereto. Creditor agrees that notwithstanding receipt of Creditor’s Notice of Exclusive Control, subject to the terms and obligations in the Subordination/ Intercreditor Agreement listed in Exhibit A, Bank may exercise Bank’s rights and remedies in connection with any liens, security interests or claims it may have in or on the Deposit Account as described in this Section 6.

SVB Deposit Account Control Agreement 11/01/2003	2

7. Statements. At Customer’s expense, Bank will send copies of all statements for the Deposit Account to Creditor at Creditor’s address set forth below Creditor’s signature block at the end of this Agreement. Until this Agreement is terminated, Customer authorizes Bank to disclose to Creditor at Creditor’s request any information concerning Customer’s Deposit Account, including but not limited to the identity of any other party with which Customer and Bank have executed deposit control agreements or similar agreements.

8. Returned Items. Bank will pay returned items by debiting the Deposit Account. If at any time after Creditor exercises exclusive control over the Deposit Account (a) funds are not available in the Deposit Account to cover the amount of any returned item, and (b) Customer fails to pay such amount within 15 Business Days of Bank’s written demand therefor, then Creditor agrees that it will pay, within ten (10) Business Days of a written demand by Bank, any amounts owed for a returned item that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the corresponding returned item.

9. Indemnity and Hold Harmless of Bank by Customer. Customer hereby agrees to indemnify and hold harmless Bank, its affiliates and their respective directors, officers, agents and employees (each, an “Indemnified Person”) against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a “Claim”) asserted by Creditor or any other party (other than an Indemnified Person), including without limitation, any and all court costs and reasonable attorneys’ fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any Claims arising as a result of Bank’s adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from Bank’s ceasing, based on this Agreement, to permit withdrawals of or from the Deposit Account or the funds in the Deposit Account or resulting from Bank’s paying over or delivering all or any part of the Deposit Account or the funds in the Deposit Account pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims result from an Indemnified Person’s gross negligence or willful misconduct. Customer will indemnify Creditor for any indemnity obligations Creditor owes to Bank under this Agreement.

10. Indemnification and Hold Harmless of Bank by Creditor. Creditor hereby agrees to indemnify Indemnified Persons against any and all Claims asserted by Customer or any other party (other than an Indemnified Person), including, without limitation, any and all court costs and reasonable attorneys’ fees, arising directly out of Bank’s adherence or failure of adherence to Creditor’s instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of Bank’s ceasing, based on this Agreement, to permit withdrawals of or from the Deposit Account or the funds in the Deposit Account or resulting from Bank’s paying over or delivering all or any part of the Deposit Account or the funds in the Deposit Account pursuant to Creditor’s instructions in its Notice of Exclusive Control; provided, that no Indemnified Person shall be entitled to be indemnified (a) to the extent that such Claim results from an Indemnified Person’s gross negligence or willful misconduct; (b) for any special, indirect, consequential or punitive damages asserted by Customer if the waiver in Section 11 of this Agreement is enforceable; or (c) any Claim asserted against Bank for Bank’s breach of the Subordination/Intercreditor Agreement identified in Exhibit A. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person’s performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of an Indemnified Person which constitute gross negligence or willful misconduct.

SVB Deposit Account Control Agreement 11/01/2003	3

11. Waiver. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, CUSTOMER WAIVES AND AGREES THAT IT SHALL NOT SEEK FROM BANK OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORT), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES RELATING TO THIS AGREEMENT.

12. Amendments. This Agreement and all exhibits attached hereto may be amended only by a written agreement, signed by Bank, Creditor, and Customer.

13. Notices.

(A) Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given (a) when received if delivered personally (whether by messenger, hand delivery or otherwise) or by overnight delivery or by facsimile to the recipient to the address or facsimile number set forth below the signature of the applicable party hereto, or (b) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses to which notices or other communications are to be given (including a Notice of Exclusive Control pursuant to subsection (B) below) may be changed from time to time by notice served as provided herein.

(B) A Notice of Exclusive Control shall be in writing, must be in the form set forth in Exhibit B hereto, must be delivered to the address listed below Bank’s signature block at the end of this Agreement, must be delivered to Bank via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by Bank (Bank agrees that it will use its good faith effort to acknowledge receipt of such facsimile). Creditor acknowledges that Bank may not be able to respond to a Notice of Exclusive Control pursuant to Section 5 above, and Creditor agrees that Bank will not be held liable for any failure to respond to a Notice of Exclusive Control, if the Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 13 or to the address listed below Bank’s signature block at the end of this Agreement.

In accordance with the provisions of §326 of the USA PATRIOT Act, Creditor agrees that it will provide the Bank with a copy of its formation documentation when delivering a Notice of Exclusive Control,

14. Integration Provision. Except for the Subordination/Intercreditor Agreement identified in Exhibit A, this Agreement constitutes the entire agreement among Bank, Customer and Creditor with respect to Creditor’s control over the Deposit Account and matters related thereto, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

15. Counterparts. This Agreement may be signed in counterparts that, when signed by all parties, shall constitute one agreement.

16. Relationship of the Parties. Nothing in this Agreement shall create any agency or fiduciary relationship between Customer, Creditor and Bank.

17. Governing Law and Jurisdiction. The parties hereto agree that this Agreement shall be governed exclusively under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

18. Jury Trial Waiver. CUSTOMER, CREDITOR, AND BANK EACH WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY

SVB Deposit Account Control Agreement 11/01/2003	4

CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

19. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. However, Customer may not assign this Agreement without the prior written consent of the Creditor and Bank. Creditor may assign this Agreement upon written notice to Bank; provided, that such assignee must assume in a writing all of Creditor’s obligations under this Agreement. Bank may assign this Agreement upon written notice to Creditor; provided, that such assignee must assume in a writing or by law all of the Bank’s obligations under this Agreement

20. Attorneys’ Fees, Costs and Expenses In any action or proceeding between Bank and any other party to this agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

21. Termination: Survival. Creditor may terminate this Agreement by giving Bank and Customer written notice of termination; provided that, by giving such notice, Creditor acknowledges that it will thereby be confirming that, as of the termination date, it will no longer have a perfected security interest in the Deposit Account via control pursuant to this Deposit Account Control Agreement, although Creditor may continue to have a perfected security interest in the Deposit Account by other means. Bank may terminate this Agreement by giving Creditor and Customer 30 days’ prior written notice of termination. Customer may only terminate this Agreement with the written consent of Creditor; provided that, by giving such notice with Creditor’s written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Deposit Account via control pursuant to this Deposit Account Control Agreement, although Creditor may continue to have a perfected security interest in the Deposit Account by other means. Subject to the foregoing, this Agreement automatically terminates when the Deposit Account closes or when Creditor notifies Bank that all obligations owed to Creditor have been paid in full and Creditor has terminated its security interest in the Deposit Account. Sections 9, 10, 11, 17, 18 and 20 shall survive the termination of this Agreement.

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SVB Deposit Account Control Agreement 11/01/2003	5

BANK:	SILICON VALLEY BANK

By
Title:
Account Control Department

Address for Notices:
Silicon Valley Bank Account Control Department 3003 Tasman Drive, Mail Sort HG180 Santa Clara, CA 95054 Telephone: 408-654-5512/408-654-3099/408-654-5506 Facsimile: 408-496-2409

CUSTOMER:	HemoSense, Inc., a Delaware corporation

TIN*

By
Name:
Title:

Address for Notices:
600 Valley Way Milpitas, CA 95035 ___________________________________________________ Telephone: (408)719-1393 Facsimile: (408)719-1184

CREDITOR:	See attached Exhibit C, a ______________________ corporation

TIN*

By
Name:
Title:

Address for Notices:
___________________________________________________ ___________________________________________________ ___________________________________________________ Telephone: Facsimile:

*	Pursuant to §326 of the USA PATRIOT Act, the Bank is required to obtain a Tax Identification Number (TIN) from all parties to this Agreement.

SVB Deposit Account Control Agreement 11/01/2003	6

Silicon Valley Bank

Deposit Account Control Agreement

Exhibit A

1.	“Security Agreement”:

2.	Deposit Account Control Agreements Previously Executed by Silicon Valley Bank with other Parties Asserting an Interest in the Deposit Account:

3.	Subordination/Intercreditor Agreement(s) executed by Silicon Valley Bank and Creditor:

SVB Deposit Account Control Agreement 11/01/2003	7

Silicon Valley Bank

Deposit Account Control Agreement

Exhibit B

Notice of Exclusive Control

To:	Silicon Valley Bank (“Bank”)
From:		(“Creditor”)
Re:		(“Customer”)
Date:

Pursuant to the Deposit Account Control Agreement dated                      (“Agreement”) entered among Bank, Customer and Creditor, Creditor hereby notifies Bank of Creditor’s exercise of Creditors rights under the Agreement and directs Bank to cease complying with instructions or any directions originated by Customer or its agents. Creditor hereby certifies that it is entitled to exercise its rights under the Agreement, that Creditor has a right to all or part of the funds in the Deposit Account (as defined in the Agreement).

Creditor understands and agrees that Bank shall have no duty or obligation whatsoever of any kind or character to determine the validity of Creditor’s exercise of its rights under the Agreement or the certification above, to determine if Bank is obligated to take further instructions from Customer, or to determine whether Creditor has a right to all or part of the funds in the Deposit Account Creditor hereby agrees to indemnify and hold harmless Bank, its affiliates, and their respective directors, officers, employees and agents pursuant to the terms of Section 10 of the Agreement.

Creditor agrees that, upon receipt of Creditor’s Notice of Exclusive Control, Bank may exercise Bank’s eights and remedies as permitted under Sections 5 and 6 of the Agreement and under any applicable laws, and may need to comply with obligations pursuant to the deposit account control agreements set forth in Exhibit A of the Agreement.

Upon execution of this Notice of Exclusive Control, Creditor must supply the Bank with a copy of their formation documentation, pursuant to §326 of the USA PATRIOT Act.

Creditor hereby certifies that the person executing this Notice of Exclusive Control is an officer, representative or agent of Creditor authorized to act on the behalf of Creditor and to make the representations and agreements contained in this Notice of Exclusive Control.

CREDITOR:

By
Title:

ACKNOWLEDGED BY: (for facsimile only)	SILICON VALLEY BANK

By:
Name:
Title:
Date:
Time:

SVB Deposit Account Control Agreement 11/01/2003	8

EXHIBIT B-1 AND B-2

WARRANTS

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT’), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

PREFERRED STOCK PURCHASE WARRANT

Warrant No._______________	Number of Shares: 142,405, subject to adjustment Series C-1 Preferred Stock

HEMOSENSE, INC.

Effective as of March 5, 2004

Void after March 5, 2011

1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to LIGHTHOUSE CAPITAL PARTNERS IV, L.P. by HEMOSENSE, INC., a Delaware corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $1.58 (the “Purchase Price”), 142,405 (the “Exercise Quantity”) fully paid and nonassessable shares of the Company’s Series C-1 Preferred Stock, $0,001 par value (the “Preferred Stock’).

On March 1, 2005, the Exercise Quantity shall automatically increase by such additional number of shares as is calculated by dividing (A) two percent (2%) of the Aggregate Advances by (B) the Purchase Price. Holder shall provide the Company with a certificate confirming the Exercise Quantity of the Warrant promptly following March 1,2005.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:

(i) “Aggregate Advances” means all Advances made under the Loan Agreement at a given date.

(ii) “Loan Agreement” means that certain Loan and Security Agreement No. 3821 dated March 5, 2004 between the Company and Lighthouse Capital Partners V, L.P.

Any term not defined herein shall have the meaning as set forth in the Loan Agreement.

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

1.

3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

X=	Y(A-B)
A

where: X =	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

Y =	the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A =	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

“Fair Market Value” of a share of Preferred Stock (or fully paid and nonassessable shares of the Company’s common stock, $0,001 par value (the “Common Stock”) if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the “Determination Date”) shall mean:

(i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

(ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

2.

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall issue the next higher number of full shares of Preferred Stock, issuing a full share with respect to such fractional share.

7. Expiration Bate; Automatic Exercise. This Warrant shall expire at the close of business on March 5, 2011, and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. Adjustments for Diluting Issuances. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy in its current form which is attached hereto as Exhibit A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Series C-1 Preferred without such Holder’s prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), this Warrant shall expire and terminate effective as of the closing of such Reorganization. Notwithstanding the foregoing, in the event that any outstanding warrants to purchase equity securities of the Company are assumed by the successor entity of a Merger (or parent thereof), this Warrant shall also be similarly assumed. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any

3.

sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

(b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

(d) As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and outstanding, the Company will provide to the Holder the financial and other information described in that certain Loan and Security Agreement No. 3821 between the Company and Lighthouse Capital Partners V, L.P. dated as of March 5, 2004.

(e) As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 1,349,403 shares are issued and outstanding and 142,405 shares are reserved for issuance upon the exercise of this Warrant with respect to Common Stock and the conversion of the Preferred Stock into Common Stock if this Warrant is exercised with respect to Preferred Stock, and (ii) 1,429,566

4.

shares of Series A-1 Preferred Stock, of which 1,429,566 are issued and outstanding shares, (iii) 3,813,289 shares of Series B-1 Preferred Stock, of which 3,813,289 are issued and outstanding shares, and (iv) 16,684,897 shares of Series C-1 Preferred Stock, of which 16,106,669 are issued and outstanding shares. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. At Holder’s request, not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

15. Registration Rights. The Company grants to the Holder, and the Holder accepts, all of the rights and obligations of a “Holder” and an “Investor” under the Company’s Investor Rights Agreement dated as of May 21, 2003 (the “Rights Agreement”), including, without limitation, the registration rights contained therein, and agrees to amend the Rights Agreement so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be “Registrable Securities,” and (ii) the Holder shall be a “Holder” and an “Investor” for all purposes of such Rights Agreement.

16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

(a) Investment Purpose. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder’s rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

(c) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.

(d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

18. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

5.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

19. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

20. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its principles regarding conflicts of laws.

21. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

22. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

23. Qualifying Public Offering. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company’s Articles in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

24. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $50.

HEMOSENSE, INC.

By:	/s/ JIM MERSELIS
Name:	Jim Merselis
Title:	President and CEO

6.

Subscription

To:

Date:

The undersigned hereby subscribes for                      shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:	____________________

The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment

For value received                                                                                            hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

In the Presence of:

1.

EXHIBIT A

Amended and Restated Articles of Incorporation

See attached pages.

1.

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “HEMOSENSE, INC.”, FILED IN THIS OFFICE ON THE THIRD DAY OF MARCH, A.D. 2004, AT 2:33 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ HARRIET SMITH WINDSOR
Harriet Smith Windsor, Secretary of State

2724714 8100		AUTHENTICATION: 2967828

040162220		DATE: 03-03-04

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HEMOSENSE, INC.

James Merselis, Chief Executive Officer of HemoSense, Inc. (the “Company”), certifies that:

1. He is the duly elected Chief Executive Officer of the Company, a corporation organized and existing under the laws of the state of Delaware.

2. The name of this Corporation is HemoSense, Inc. The Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 4,1997 under the name “CardioSense, Inc.”.

3. The first paragraph of Article IV is deleted in its entirely and shall read as follows:

“FOUR. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Fifty Million (50,000,000) shares of Common Stock (the “Common Stock”) and Twenty-One Million Nine Hundred Twenty-Seven Thousand Seven Hundred Fifty-Two (2l,927,752) shares of Preferred Stock, of which 1,429,566 shares are designated Series A-l Preferred Stock (the “Series A-I Preferred”), 3,813,39 shares are designated Series B-I Preferred Stock (the “Series B-I Preferred”) and 16,684,897 shares are designated Series C-I Preferred. Stock (the “Series C-l Preferred”). The Series A-l Preferred, Series B-l Preferred Stock, and Series C-1 Preferred are collectively referred to herein as the “Preferred Stock.” The Preferred Stock shall have a par value of one-tenth on one cent ($0.001) per share, and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Company, having been duly adopted in accordance with Sections 228 and 242 of the Delaware General Corporation Law, has been duly executed by its Chief Executive Officer, this 1st day of March, 2004.

/s/ JAMES MERSELIS
James Merselis,
Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:33 PM 03/03/2004
FILED 02:33 PM 03/03/2004
SRV 040162220 - 2724714 FILE

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “HEMOSENSE, INC.”, FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF JANUARY, A.D. 2004, AT 3:47 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ HARRIET SMITH WINDSOR
Harriet Smith Windsor, Secretary of State

2724714 8100		AUTHENTICATION: 2873459

040028504		DATE: 01-15-04

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:47 PM 01/14/2004
FILED 03:47 PM 01/14/2004
SRV 040028504 – 2724714 FILE

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HEMOSENSE, INC.

James Merselis, Chief Executive Officer of HemoSense, Inc. (the “Company”), certifies that:

1. He is the duly elected Chief Executive Officer of the Company, a corporation organized and existing under the laws of the state of Delaware.

2. The name of this Corporation is HemoSense, Inc. The Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 4, 1997 under the name “CardioSense, Inc.”.

3. Article IV, Section (C)(4)(a)(iv)(B) of the Amended and Restated Certificate of Incorporation of this Company is deleted in its entirety and shall read as follows:

“(B) up to 3,800,000 shares of the Corporation’s Common Stock (or related Options) issued from and after March 4, 1997 to employees, officers, consultants or other persons performing services for the Corporation pursuant to any stock option or incentive ownership plan or arrangement approved by the Board;”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Company, having been duly adopted in accordance with Sections 228 and 242 of the Delaware General Corporation Law, has been duly executed by its Chief Executive Officer, this 6th day of January, 2004.

/S/ JAMES MERSELIS
James Merselis,
Chief Executive Officer

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “HEMOSENSE, INC.”, FILED IN THIS OFFICE ON THE ELEVENTH DAY OF JUNE, A.D. 2003, AT 3:16 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ HARRIET SMITH WINDSOR
Harriet Smith Windsor, Secretary of State

2724714 8100		AUTHENTICATION: 2469448

030386128		DATE: 06-12-03

State of Delaware Secretary of State Division of Corporations Delivered 03:16 PM 06/11/2003 FILED 03:16 PM 06/11/2003 SRV 030386128 – 2724714 FILE

AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION OF HEMOSENSE, INC.

HemoSense, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The name of the Corporation is HemoSense, Inc. The corporation was originally incorporated under the name “CardioSense, Inc.” and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was March 4, 1997.

B. Pursuant to sections 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of this Corporation.

C. The Certificate of Incorporation of this Corporation is hereby amended and restated to read as follows:

ONE. The name of the Corporation is HemoSense, Inc. (the “Corporation”).

TWO. The name and address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of the registered agent at such address is The Corporation Trust Company.

THREE. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

FOUR. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Fifty Million (50,000,000) shares of Common Stock (the “Common Stock”) and Twenty One Million Three Hundred Forty-Nine Thousand Five Hundred Twenty-Four (21,349,524) shares of Preferred Stock (the “Preferred Stock”), of which 1,429,566 shares are designated Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”), 3,813,289 shares are designated Series B-1 Preferred Stock (the “Series B-1 Preferred”) and 16,106,669 shares are designated Series C-1 Preferred Stock (the “Series C-1 Preferred”). The Series A-1 Preferred, Series B-1 Preferred, and Series C-1 Preferred are collectively referred to herein as the “Preferred

Stock.” The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share, and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and Preferred Stock are as follows:

A. Dividends. When and as declared by the Corporation’s board of directors (the “Board”), the holders of Series A-1 Preferred, Series B-1 Preferred, and Series C-1 Preferred shall be entitled to receive, out of any funds legally available therefor, dividends at the per share per annum rate of $0.08 for Series A-1 Preferred, $0.13 for Series B-1 Preferred, and $0.13 for Series C-1 Preferred (collectively, the “Dividend Rate”) (as adjusted for any stock splits, dividends, combinations, recapitalizations and the like with respect to such shares), payable in preference to any payment of any dividend on Common Stock. After payment of such dividends, any additional dividends declared shall be payable pro rata to the holders of Common Stock and Preferred Stock on an as- converted basis. No dividends shall be paid, and no transfer of cash or property by the Corporation to one or more of its stockholders without consideration, whether by dividend or otherwise (except a dividend in shares of the Corporation’s stock) shall be made with respect to the Common Stock during any calendar year unless dividends in the total amount of the annual Dividend Rate for die Preferred Stock shall have first been paid or declared and set apart for payment to the holders of the Preferred Stock during that calendar year. The right of the holders of Preferred Stock to receive dividends shall not be cumulative, and no right shall accrue to holders of Preferred Stock by reason of the fact that dividends on such shares are not declared or paid in any prior year.

B. Liquidation Preference.

1. Initial Series C-1 Preferred Stock Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series C-1 Preferred shall be entitled to receive, prior to and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Series A-1 Preferred, Series B-1 Preferred or Common Stock, by reason of their ownership thereof, the amount of $1.58 per share for each share of Series C-1 Preferred then held and, in addition, an amount equal to all declared but unpaid dividends on the Series C-1 Preferred (the ‘Initial Series C-1 Preference”). If the assets and funds thus distributed among the holders of the Series C-1 Preferred are insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of Series C-1 Preferred in proportion to the number of shares of Series C-1 Preferred held by each such holder.

2. Management Incentive Pool. After payment or setting apart of payment has been made to the holders of Series C-1 Preferred of the amounts set forth in Section B(1) above, up to $5.5 million payable under the Company’s Management Retention Plan dated as of March 7, 2003 adopted by the Board (the “Management Pool”) shall be set aside for payment pursuant to the terms of the Management Pool.

3. After payment or setting apart of payment of the amounts set forth in Section B(1) and B(2), the, the holders of Series C-1 Preferred shall be entitled to receive, prior to and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Series A-1 Preferred, Series B-1 Preferred or Common Stock, by reason of their ownership thereof, an additional amount of $1.58 per share for each share of Series C-1 Preferred then held. If the assets and funds thus distributed among the holders of the Series C-1 Preferred are insufficient to permit the payment to such holders of this full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of Series C-1 Preferred in proportion to the number of shares of Series C-1 Preferred held by each such holder.

4. Series A-1 and Series B-1 Preferred Stock Preference. After payment or setting apart of payment has been made of the amounts set forth in Sections B(1), B(2) and B(3) above, the holders of Series A-1 Preferred and Series B-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock by reason of their ownership thereof, the amount of $1.00 per share for each share of Series A-1 Preferred, and $1.58 per share for each share of Series B-1 Preferred then held and, in addition, an amount equal to all declared but unpaid dividends on the Series A-1 Preferred, and Series B-1 Preferred, as applicable. If the remaining assets and funds thus distributed among the holders of the Series A-1 Preferred, and Series B-1 Preferred are insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of Series A-1 Preferred, and Series B-1 Preferred in proportion to the number of shares of Series A-1 Preferred and Series B-1 Preferred held by each such holder.

5. Common Stock Preference. After payment or setting apart of payment has been made to the holders of Preferred Stock of the amounts set forth in Sections B(1), B(2), B(3) and B(4) above, the holders of Common Stock shall be entitled to receive, pro rata, up to the next $1,500,000 available for distribution. The holders of Preferred Stock who participated in the distributions in Sections B(1), B(3) and B(4) above shall be prohibited from converting their shares into Common Stock until such distribution to the holders of Common Stock has been made. If the assets and funds thus distributed among the holders of the Common Stock are insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution (after giving effect to the distributions described in Sections B(1), B(2), B(3) and B(4) above) shall be distributed among the holders of Common Stock in proportion to the number of shares of Common Stock held by each such holder.

6. Remaining Assets. After payment or setting apart of payment has been made to the holders of Preferred Stock and Common Stock of the amounts set forth in Sections B(1), B(2), B(3), B(4) and B(5) above, the remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of die Common Stock and Preferred Stock in proportion to each such holder’s aggregate number of shares of Common Stock and shares of Common Stock into which Preferred Stock held by such holder is at such time convertible.

7. Reorganization or Merger. A reorganization or merger of the Corporation with or into any other corporation or entity, or a sale of all or substantially all of the assets of the Corporation, in which transaction the Corporation’s stockholders immediately prior to such transaction own immediately after such transaction less than 50% of the equity securities of the surviving corporation or its parent, shall be deemed to be a liquidation within the meaning of this Section 4B.

8. Non-Cash Consideration. If any assets of the Corporation distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Corporation are in a form other than cash, then the value of such assets shall be their fair market value as determined by the Board, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:

a. The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:

(i) if the securities are then traded on a national securities exchange or the Nasdaq National Market (or a similar quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution;

(ii) if the securities are then actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the distribution; and

(iii) if there is no active public market for the securities, then the value shall be the fair market value thereof, as determined in good faith by the Board.

b. The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount, as determined in good faith by the Board, from the market value (as determined in subsections (a)(i), (ii) or (iii) of this Section B(6)) to reflect the approximate fair market value thereof.

C. Conversion. The holders of Preferred Stock shall have conversion rights as follows:

1. Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Issuance Price (as defined below) by the Conversion Price (as defined below) in effect at the time of conversion. The “Issuance Price” shall be $1.00 for the Series A-1 Preferred, $1.58 for the Series B-1 Preferred, and $1.58 for the Series C-1 Preferred. The “Conversion Price” shall initially be $1.00 for the Series A-1 Preferred, $1.58 for the Series B-1 Preferred, and $1.58 for the Series C-1 Preferred, subject to adjustment as provided below. The number of shares of Common Stock into which a share of Preferred Stock is convertible is hereinafter referred to as the “Conversion Rate” of that series of Preferred Stock (collectively, “Preferred Stock Conversion Rate”).

2. Automatic Conversion.

a. Conversion Upon a Qualified Initial Public Offering. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Rate immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock by the Corporation to the public with a price of at least $7.00 per share (as adjusted for any stock splits, dividends, combinations, recapitalizations and the like with respect to such shares) and net proceeds to the Corporation in excess of $15,000,000 (a “Qualified IPO”).

b. Conversion Upon Election. At any time upon the written consent by the holders of at least a majority of the outstanding shares of the Preferred Stock, voting together as a single class on an as-converted into Common Stock basis, all shares of each series of the Preferred Stock shall be automatically converted into shares of Common Stock at the then effective Preferred Stock Conversion Rate applicable to that series.

3. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of a share of Common Stock as determined by the Board. For such purpose, all shares of Preferred Stock held by each holder of Preferred Stock shall be aggregated, and any resulting fractional share of Common Stock shall be paid in cash. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section C(2) above, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock, as determined pursuant to Section C(5). Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted or, in the case of automatic conversion, on the date of closing of the Qualified IPO, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any shares of Preferred Stock converted pursuant to this Section C shall be cancelled and shall not be reissued by the Corporation.

4. Adjustments to Conversion Price of Preferred Stock for Dilutive Issues.

a. Special Definitions. For purposes of this Section C(4), the following definitions shall apply:

(i) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(ii) “Original Issue Date” shall mean the date on which the first share of the applicable series of Preferred Stock was first issued, as appropriate.

(iii) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

(iv) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section C(4)(b), deemed to be issued) by the Corporation, other than (each, an “Excluded Issuance”):

(A) shares of the Corporation’s Common Stock issued upon conversion of the Preferred Stock;

(B) up to 2,750,000 shares of the Corporation’s Common Stock (or related Options) issued from and after March 4, 1997 to employees, officers, consultants or other persons performing services for the Corporation pursuant to any stock option or incentive ownership plan or arrangement approved by the Board;

(C) shares issuable upon exercise of warrants issued to financial institutions in connection with the extension of credit to the Corporation or in connection with the lease of equipment approved by the Board;

(D) up to 115,000 shares issued upon the exercise of warrants held by Innovative Medical Product Consultants, GmbH as of the date hereof or issuable pursuant to that certain Non-Exclusive Sales Representative and Services Agreement dated November 12, 2002;

(E) shares of the Corporation’s Common Stock issued pursuant to a Qualified IPO; and

(F) shares of the Corporation’s Common Stock issued in connection with any stock split, stock dividend, or recapitalization by the Corporation.

b. Deemed Issue of Additional Shares of Common Stock. In the event the Corporation shall, at any time or from time to time after the Original Issue Date, issue any Options or Convertible Securities (or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities), then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability and without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, upon the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue (or, in case such a record date shall have been fixed, as of the close of business on such record date); provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section C(4)(d)) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, or Series C-1 Preferred, as applicable, in effect on the date of and immediately prior to such issue (or such record date, as the case may be); and provided further that no such adjustment shall have the effect of increasing me Conversion Price existing immediately prior to such adjustment or increasing the conversion price in an amount which exceeds the Conversion Price in effect immediately before the first adjustment pursuant to this Section C(4). In any such case in which Additional Shares of Common Stock are deemed to be issued:

(i) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(iii) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities that shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities, whether or not converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of

Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(iv) no readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (A) the Conversion Price on the original adjustment date and (B) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(v) in the case of any Options which expire by their terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

c. Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section C(4)(b)) after the Original Issue Date without consideration or for consideration per share less than the Conversion Price for the applicable series of Preferred Stock in effect on the date of and immediately prior to such issue, then, and in such event, the Conversion Price for that series of Preferred Stock shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including shares issuable upon conversion of the outstanding Preferred Stock) plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including shares issuable upon conversion of the outstanding Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.

d. Determination of Consideration. For purposes of this Section C(4), the consideration received by the Corporation for any Additional Shares of Common Stock issued (or deemed issued pursuant to Section C(4)(b)) shall be computed as follows:

(i) Cash and Property: Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board irrespective of any accounting treatment;

(C) insofar as it consists of securities and the value of such securities is not determinable by reference to a separate agreement, then the value shall be determined in accordance with Section B(6)(a); and

(D) in the event Additional Shares of Common Stock are issued (or deemed issued pursuant to Section C(4)(b)) together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

(ii) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section C(4)(b), relating to Options and Convertible Securities, shall be determined by dividing

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

5. Fractional Shares. In lieu of any fractional shares to which the holder of Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Preferred Stock as determined by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock of each holder at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

6. Additional Adjustments to Conversion Price. The Conversion Price of each series of Preferred Stock shall be subject to adjustment from time to time as follows:

a. If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock, by a subdivision or split of shares of Common Stock or otherwise, then, on the date such payment is made or such change is effective, the Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of any shares of Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock.

b. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or consolidation of the outstanding shares of Common Stock, then, on the effective date of such combination or consolidation, the Conversion Price of the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of any shares of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

c. In the event the Corporation shall declare a cash dividend upon its Common Stock payable otherwise than out of retained earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock), then, in each such case, each holder of Preferred Stock shall, concurrently with the distribution to holders of Common Stock, receive a like distribution based upon the number of shares of Common Stock into which such holder’s Preferred Stock is then convertible.

d. In the event, at any time after the date hereof, of any capital reorganization, any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), any consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in any change in the Common Stock) or other disposition of the stock of the Corporation, the shares of Preferred Stock shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section C(6)(d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

e. All calculations under this Section C(6) shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

7. Minimal Adjustments. No adjustment to the Conversion Price for the Preferred Stock need be made if such adjustment would result in a change in the Conversion Price of less than $0.01. Any adjustment of less than $0.01 that is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Conversion Price.

8. No Impairment. The Corporation shall not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section C and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation’s right to amend its Certificate of Incorporation with the requisite stockholder consent.

9. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate applicable to any series of Preferred Stock pursuant to this Section C, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments, (ii) the Conversion Rate at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that would be received at the time upon the conversion of such holder’s shares of Preferred Stock.

10. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

11. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right.

12. Notices. Any notice required by the provisions of this Article 4 to be given to any holder of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the Corporation’s books.

D. Voting Rights. Except as otherwise required by law or as set forth herein, the holder of each share of Common Stock issued and outstanding shall have one vote for each share of Common Stock held by such holder, and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares of Common

Stock into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole number. The votes of all shares of Common Stock and each series of Preferred Stock shall be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class, except with respect to those matters required by law to be submitted to a class vote and except as otherwise set forth herein. Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation.

E. Redemption.

1. The Corporation shall redeem, at any time after October 31, 2007 and within thirty (30) days following the receipt by the Corporation of the written request of the holders of not less than 66 2/3% of the then outstanding Preferred Stock, voting together as a single class, all, or such lesser percentage as is specified in such written notice, of the issued, outstanding and unconverted shares of Preferred Stock held by such holders as of the date on which redemption is first requested, including any shares not redeemed in a prior year (or the maximum amount the Corporation may lawfully redeem, whichever is less) by paying in cash or cancellation of indebtedness to the Corporation therefor a sum per share of Preferred Stock (as adjusted for any stock split or combination of or dividend payable in Preferred Stock) equal to $1.00 for Series A-1 Preferred, $1.58 for Series B-1 Preferred, and $1.58 for Series C-1 Preferred, together with all declared, but unpaid, dividends with respect to such share to the date of the redemption request.

2. The Corporation may redeem, at any time following the receipt by the Corporation of the written consent of the holders of not less than 66 2/3% of the then outstanding Preferred Stock, voting together as a single class, all, or such lesser percentage as is specified in such written notice, of the issued, outstanding and unconverted shares of Preferred Stock held by such holder as of the date on which redemption is first requested, including any shares not redeemed in a prior year (or the maximum amount the Corporation may lawfully redeem, whichever is less), by paying in cash or cancellation of indebtedness to the Corporation therefor a sum per share of Preferred Stock (as adjusted for any stock split or combination of or dividend payable in Preferred Stock) equal to $1.00 for Series A-1 Preferred, $1.58 for Series B-1 Preferred, and $1.58 for Series C-1 Preferred, together with all declared, but unpaid, dividends with respect to such share to the date of the redemption request. Any redemption of Preferred Stock pursuant to this Section E(2) shall be made on a pro rata basis among the holders of the Preferred Stock in proportion to the number of shares of Preferred Stock to be redeemed by such holders.

3. At least twenty (20) but no more than sixty (60) days prior to the date fixed for any redemption of Preferred Stock (the “Redemption Date”), written notice (the “Redemption Notice”) shall be mailed, first-class postage prepaid, to each holder of record (at the close of business on the business day preceding the day on which notice is given) of Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the price per share to be paid (the “Redemption Price”), the place at which payment may be obtained and the date on which such holder’s rights as a holder of such shares terminate, and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed. Except as otherwise provided herein, on or after the Redemption Date, each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

4. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of such shares as holders of the Preferred Stock (except the right to receive the Redemption Price without interest after the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of each series of Preferred Stock that may from time to time come into existence, if, in the case of a redemption pursuant to Section E(2) only, the funds of the Corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock required to be redeemed on such date, those funds that are legally available will be used first, to redeem the maximum possible number of such shares of Series C-1 Preferred ratably among the holders of such shares to be redeemed, and second, to redeem the maximum possible number of such shares of Series A-1 Preferred, Series B-1 Preferred ratably among the holders of such shares of Series A-1 Preferred, Series B-1 Preferred to be redeemed. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series C-1 Preferred to be redeemed on such Redemption Date, then the entire amount of such funds shall be used to redeem the maximum possible number of such shares of Series C-1 Preferred ratably among such shares of Series C-1 Preferred. If, in the case of a redemption pursuant to Section E(1), the funds of the Corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock required to be redeemed on such Redemption Date, those funds that are legally available will be used to redeem the maximum possible number of such shares of Preferred Stock to be redeemed.

The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the powers, preferences and rights provided herein. Subject to the rights of any series of Preferred Stock which may from time to time come into existence, at any time after the time when additional funds of the Corporation are legally available for the redemption of shares of the Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

F. Protective Provisions. In addition to any other class vote that may be required by law, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Preferred Stock voting as a single class:

1. alter or change the rights, preferences, privileges or restrictions of the Preferred Stock; or

2. increase or decrease the aggregate number of authorized shares of Preferred Stock; or

3. create any new class or series of securities (or any securities convertible into securities, or grant options or similar rights to acquire securities) having any rights, preferences, or privileges senior to or on a parity with any series of the Preferred Stock; or

4. amend, restate, modify or supercede the Certificate of Incorporation or Bylaws of the Corporation (including, without limitation, to change the number of directors of the Corporation); or

5. authorize a liquidation, dissolution, winding-up, recapitalization or reorganization of the Corporation, or a sale, lease or transfer of all or substantially all of the assets of the Corporation or a merger or consolidation of the Corporation if, as a result of such merger or consolidation, the stockholders of the Corporation shall own less than 50% of the voting securities of the surviving corporation; or

6. effect a reclassification or recapitalization of any outstanding shares of securities of the Corporation into shares having rights, preferences or privileges senior to or on a parity with any series of the Preferred Stock; or

7. repurchase any shares of Preferred Stock except as set forth herein; or

8. declare or pay any dividends (other than dividends payable solely in shares of its own Common Stock) on or declare or make any other distribution (other man Excluded Issuances), directly or indirectly, on account of any snares of Common Stock now or hereafter outstanding; or

9. change the authorized number of members of its Board of Directors; or

10. acquire or invest in any other business; or

11. incur material indebtedness (except in connection with equipment lease, inventory, receivables or similar types of financing in the ordinary course of business); or

12. issue any equity securities other than Excluded Issuances; or

13. redeem any securities of the Corporation, except as set forth herein.

G. Residual Rights. All rights accruing to the outstanding shares of capital stock not expressly provided for to the contrary herein shall be vested in the Common Stock.

FIVE. The Corporation is to have perpetual existence.

SIX. In furtherance and not in limitation of the powers conferred by statute, the Board, subject to any rights of the holders of Preferred Stock, is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

SEVEN. The number of directors which will constitute the whole Board shall be as specified in the Bylaws of the Corporation.

EIGHT. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

NINE. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

TEN. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation. Neither any amendment nor repeal of this Article 10, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article 10, shall eliminate or reduce the effect of this Article 10 in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article 10, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVEN. Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

TWELVE. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, HemoSense Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by the Chief Executive Officer in Milpitas, California this 11th day of June 2003.

HemoSense, Inc.

By:	/s/ JAMES MERSELIS
James Merselis
Chief Executive Officer

EXHIBIT B

Capitalization Table

1.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

PREFERRED STOCK PURCHASE WARRANT

Warrant No.	Number of Shares: 142,405, subject to adjustment Series C-1 Preferred Stock

HEMOSENSE, INC.

Effective as of March 5, 2004

Void after March 5, 2011

1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to LIGHTHOUSE CAPITAL PARTNERS V, L.P. by HEMOSENSE, INC., a Delaware corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $1.58 (the “Purchase Price”), 142,405 (the “Exercise Quantity”) fully paid and nonassessable shares of the Company’s Series C-1 Preferred Stock, $0,001 par value (the “Preferred Stock).

On March 1, 2005, the Exercise Quantity shall automatically increase by such additional number of shares as is calculated by dividing (A) two percent (2%) of the Aggregate Advances by (B) the Purchase Price. Holder shall provide the Company with a certificate confirming the Exercise Quantity of the Warrant promptly following March 1, 2005.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:

(i) “Aggregate Advances” means all Advances made under the Loan Agreement at a given date.

(ii) “Loan Agreement” means that certain Loan and Security Agreement No. 3821 dated March 5, 2004 between the Company and Lighthouse Capital Partners V, L.P.

Any term not defined herein shall have the meaning as set forth in the Loan Agreement.

Until such time as this Warrant is exercised in fall or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

1.

3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

X=	Y(A-B)
A

where: X =	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

Y =	the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A =	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

“Fair Market Value” of a share of Preferred Stock (or fully paid and nonassessable shares of the Company’s common stock, $0,001 par value (the “Common Stock”) if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the “Determination Date”) shall mean:

(i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“‘Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

(ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

2.

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall issue the next higher number of full shares of Preferred Stock, issuing a full share with respect to such fractional share.

7. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on March 5, 2011, and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. Adjustments for Diluting Issuances. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy in its current form which is attached hereto as Exhibit A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Series C-1 Preferred without such Holder’s prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), this Warrant shall expire and terminate effective as of the closing of such Reorganization. Notwithstanding the foregoing, in the event that any outstanding warrants to purchase equity securities of the Company are assumed by the successor entity of a Merger (or parent thereof), this Warrant shall also be similarly assumed. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any

3.

sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

(b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

(d) As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and outstanding, the Company will provide to the Holder the financial and other information described in that certain Loan and Security Agreement No. 3821 between the Company and Lighthouse Capital Partners V, L.P. dated as of March 5, 2004.

(e) As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 1,349,403 shares are issued and outstanding and 142,405 shares are reserved for issuance upon the exercise of this Warrant with respect to Common Stock and the conversion of the Preferred Stock into Common Stock if this Warrant is exercised with respect to Preferred Stock, and (ii) 1,429,566

4.

shares of Series A-1 Preferred Stock, of which 1,429,566 are issued and outstanding shares, (iii) 3,813,289 shares of Series B-1 Preferred Stock, of which 3,813,289 are issued and outstanding shares, and (iv) 16,684,897 shares of Series C-1 Preferred Stock, of which 16,106,669 are issued and outstanding shares. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. At Holder’s request, not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

15. Registration Rights. The Company grants to the Holder, and the Holder accepts, all of the rights and obligations of a “Holder” and an “Investor” under the Company’s Investor Rights Agreement dated as of May 21,2003 (the “Rights Agreement”), including, without limitation, the registration rights contained therein, and agrees to amend the Rights Agreement so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be “Registrable Securities,” and (ii) the Holder shall be a “Holder” and an “Investor” for all purposes of such Rights Agreement.

16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

(a) Investment Purpose. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder’s rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

(c) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.

(d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

18. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

5.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant

19. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

20. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its principles regarding conflicts of laws.

21. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

22. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

23. Qualifying Public Offering. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company’s Articles in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

24. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $50.

HEMOSENSE, INC.

By:	/s/ JIM MERSELIS
Name:	Jim Merselis
Title:	President and CEO

6.

Subscription

To:

Date:

The undersigned hereby subscribes for                                 shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment

For value received                                                                                                        hereby sells, assigns and transfers unto

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

[Please print or typewrite name and address of Assignee]

____________________________________________________________________________________________________________

the within Warrant, and does hereby irrevocably constitute and appoint __________________________________________________

its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

In the Presence of:

1.

EXHIBIT A

Amended and Restated Articles of Incorporation

See attached pages.

1.

Delaware
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “HEMOSENSE, INC.”, FILED IN THIS OFFICE ON THE THIRD DAY OF MARCH, A.D. 2004, AT 2:33 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]	/s/ HARRIET SMITH WINDSOR
Harriet Smith Windsor, Secretary of State

2724714 8100	AUTHENTICATION: 2967828

040162220	DATE: 03–03–04

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HEMOSENSE, INC.

James Merselis, Chief Executive Officer of HemoSense, Inc. (the “Company”), certifies that:

1. He is the duly elected Chief Executive Officer of the Company, a corporation, organized and existing under the laws of the state of Delaware.

2. The name of this Corporation is HemoSense, Inc. The Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 4,1997 under the name “CardioSense, Inc.”.

3. The first paragraph of Article IV is deleted in its entirety and shall read as follows:

“FOUR. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Fifty Million (50,000,000) shares of Common Stock (the “Common Stock”) and Twenty-One Million Nine Hundred Twenty-Seven Thousand Seven Hundred Fifty-Two (21,927,752) shares of Preferred Stock, of which 1,429,566 shares are designated Series A-1 Preferred Stock (the “Series A-1 Preferred”), 3,813,289 shares are designated Series B-1 Preferred Stock (the “Series B-1 Preferred”) and 16,684,897 shares are designated Series C-1 Preferred Stock (the “Series C-1 Preferred”). The Series A-1 Preferred, Series B-1 Preferred Stock, and Series C-1 Preferred are collectively referred to herein as the “Preferred Stock.” The Preferred Stock shall have a par value of one-tenth on one cent ($0.001) per share, and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Company, having been duly adopted in accordance with Sections 228 and 242 of the Delaware General Corporation Law, has been duly executed by its Chief Executive Officer, this 1st day of March, 2004.

/s/ JAMES MERSELIS
James Merselis,
Chief Executive Officer

State of Delaware Secretary of State Division of Corporations Delivered 02:33 PM 03/03/2004 FILED 02:33 PM 03/03/2004 SRV 040162220 - 2724714 FILE

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “HEMOSENSE, INC.”, FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF JANUARY, A.D. 2004, AT 3:47 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

[SEAL]	/s/ HARRIET SMITH WINDSOR
Harriet Smith Windsor, Secretary of State

2724714 8100	AUTHENTICATION: 2873459

040028504	DATE: 01-15-04

State of Delaware Secretary of State Division of Corporations Delivered 03:47 PM 01/14/2004 FILED 03:47 PM 01/14/2004 SRV 040028504 – 2724714 FILE

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HEMOSENSE, INC.

James Merselis, Chief Executive Officer of HemoSense, Inc. (the “Company”), certifies that:

1. He is the duly elected Chief Executive Officer of the Company, a corporation organized and existing under the laws of the state of Delaware.

2. The name of this Corporation is HemoSense, Inc. The Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 4, 1997 under the name “CardioSense, Inc.”

3. Article IV, Section (C)(4)(a)(iv)(B) of the Amended and Restated Certificate of Incorporation of this Company is deleted in its entirety and shall read as follows:

“(B) up to 3,800,000 shares of the Corporation’s Common Stock (or related Options) issued from and after March 4,1997 to employees, officers, consultants or other persons performing services for the Corporation pursuant to any stock option or incentive ownership plan or arrangement approved by the Board;”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Company, having been duly adopted in accordance with Sections 228 and 242 of the Delaware General Corporation Law, has been duly executed by its Chief Executive Officer, this 6th day of January, 2004.

/s/ JAMES MERSELIS
James Merselis, Chief Executive Officer

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “HEMOSENSE, INC.”, FILED IN THIS OFFICE ON THE ELEVENTH DAY OF JUNE, A.D. 2003, AT 3:16 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

/s/ HARRIET SMITH WINDSOR
	[SEAL]	Harriet Smith Windsor, Secretary of State

2724714		AUTHENTICATION: 2469448

030386128		DATE: 06–12–03

State of Delaware Secretary of State Division of Corporations Delivered 03:16 PM 06/11/2003 FILED 03:16 PM 06/11/2003 SRV 030386128 – 2724714 FILE

AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION OF HEMOSENSE, INC.

HemoSense, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The name of the Corporation is HemoSense, Inc. The corporation was originally incorporated under the name “CardioSense, Inc.” and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was March 4, 1997.

B. Pursuant to sections 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of this Corporation.

C. The Certificate of Incorporation of this Corporation is hereby amended and restated to read as follows:

ONE. The name of the Corporation is HemoSense, Inc. (the “Corporation”).

TWO. The name and address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of the registered agent at such address is The Corporation Trust Company.

THREE. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

FOUR. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Fifty Million (50,000,000) shares of Common Stock (the “Common Stock”) and Twenty One Million Three Hundred Forty-Nine Thousand Five Hundred Twenty-Four (21,349,524) shares of Preferred Stock (the “Preferred Stock”), of which 1,429,566 shares are designated Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”), 3,813,289 shares are designated Series B-1 Preferred Stock (the “Series B-1 Preferred”) and 16,106,669 shares are designated Series C-1 Preferred Stock (the “Series C-1 Preferred”). The Series A-l Preferred, Series B-l Preferred, and Series C-l Preferred are collectively referred to herein as the “Preferred Stock.”

The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share, and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and Preferred Stock are as follows:

A. Dividends. When and as declared by the Corporation’s board of directors (the “Board”), the holders of Series A-l Preferred, Series B-l Preferred, and Series C-l Preferred shall be entitled to receive, out of any funds legally available therefor, dividends at the per share per annum rate of $0.08 for Series A-l Preferred, $0.13 for Series B-l Preferred, and $0.13 for Series C-l Preferred (collectively, the “Dividend Rate”) (as adjusted for any stock splits, dividends, combinations, recapitalizations and the like with respect to such shares), payable in preference to any payment of any dividend on Common Stock. After payment of such dividends, any additional dividends declared shall be payable pro rata to the holders of Common Stock and Preferred Stock on an as- converted basis. No dividends shall be paid, and no transfer of cash or property by the Corporation to one or more of its stockholders without consideration, whether by dividend or otherwise (except a dividend in shares of the Corporation’s stock) shall be made with respect to the Common Stock during any calendar year unless dividends in the total amount of the annual Dividend Rate for the Preferred Stock shall have first been paid or declared and set apart for payment to the holders of the Preferred Stock during that calendar year. The right of the holders of Preferred Stock to receive dividends shall not be cumulative, and no right shall accrue to holders of Preferred Stock by reason of the fact that dividends on such shares are not declared or paid in any prior year.

B. Liquidation Preference.

1. Initial Series C-l Preferred Stock Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series C-l Preferred shall be entitled to receive, prior to and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Series A-l Preferred, Series B-l Preferred or Common Stock, by reason of their ownership thereof, the amount of $1.58 per share for each share of Series C-l Preferred then held and, in addition, an amount equal to all declared but unpaid dividends on the Series C-l Preferred (the ‘Initial Series C-l Preference”). If the assets and funds thus distributed among the holders of the Series C-l Preferred are insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of Series C-l Preferred in proportion to the number of shares of Series C-l Preferred held by each such holder.

2. Management Incentive Pool. After payment or setting apart of payment has been made to the holders of Series C-l Preferred of the amounts set forth in Section B(l) above, up to $5.5 million payable under the Company’s Management Retention Plan dated as of March 7, 2003 adopted by the Board (the “Management Pool”) shall be set aside for payment pursuant to the terms of the Management Pool.

3. After payment or setting apart of payment of the amounts set forth in Section B(l) and B(2), the, the holders of Series C-l Preferred shall be entitled to receive, prior to and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Series A-1 Preferred, Series B-1 Preferred or Common Stock, by reason of their ownership thereof, an additional amount of $1.58 per share for each share of Series C-1 Preferred then held. If the assets and funds thus distributed among the holders of the Series C-1 Preferred are insufficient to permit the payment to such holders of this full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of Series C-1 Preferred in proportion to the number of shares of Series C-1 Preferred held by each such holder.

4. Series A-1 and Series B-1 Preferred Stock Preference. After payment or setting apart of payment has been made of the amounts set forth in Sections B(1), B(2) and B(3) above, the holders of Series A-1 Preferred and Series B-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock by reason of their ownership thereof, the amount of $1.00 per share for each share of Series A-1 Preferred, and $1.58 per share for each share of Series B-1 Preferred then held and, in addition, an amount equal to all declared but unpaid dividends on the Series A-1 Preferred, and Series B-1 Preferred, as applicable. If the remaining assets and funds thus distributed among the holders of the Series A-1 Preferred, and Series B-1 Preferred are insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of Series A-1 Preferred, and Series B-1 Preferred in proportion to the number of shares of Series A-1 Preferred and Series B-1 Preferred held by each such holder.

5. Common Stock Preference. After payment or setting apart of payment has been made to the holders of Preferred Stock of the amounts set forth in Sections B(1), B(2), B(3) and B(4) above, the holders of Common Stock shall be entitled to receive, pro rata, up to the next $1,500,000 available for distribution. The holders of Preferred Stock who participated in the distributions in Sections B(1), B(3) and B(4) above shall be prohibited from converting their shares into Common Stock until such distribution to the holders of Common Stock has been made. If the assets and funds thus distributed among the holders of the Common Stock are insufficient to permit the payment to such holders of their full preferential amount, then the entire assets and funds of the Corporation legally available for distribution (after giving effect to the distributions described in Sections B(1), B(2), B(3) and B(4) above) shall be distributed among the holders of Common Stock in proportion to the number of shares of Common Stock held by each such holder.

6. Remaining Assets. After payment or setting apart of payment has been made to the holders of Preferred Stock and Common Stock of the amounts set forth in Sections B(1), B(2), B(3), B(4) and B(5) above, the remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock and Preferred Stock in proportion to each such holder’s aggregate number of shares of Common Stock and shares of Common Stock into which Preferred Stock held by such holder is at such time convertible.

7. Reorganization or Merger. A reorganization or merger of the Corporation with or into any other corporation or entity, or a sale of all or substantially all of the assets of the Corporation, in which transaction the Corporation’s stockholders immediately prior to such transaction own immediately after such transaction less than 50% of the equity securities of the surviving corporation or its parent, shall be deemed to be a liquidation within the meaning of this Section 4B.

8. Non-Cash Consideration. If any assets of the Corporation distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Corporation are in a form other than cash, then the value of such assets shall be their fair market value as determined by the Board, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:

a. The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:

(i) if the securities are then traded on a national securities exchange or the Nasdaq National Market (or a similar quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution;

(ii) if the securities are then actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the distribution; and

(iii) if there is no active public market for the securities, then the value shall be the fair market value thereof, as determined in good faith by the Board.

b. The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount, as determined in good faith by the Board, from the market value (as determined in subsections (a)(i), (ii) or (iii) of this Section B(6)) to reflect the approximate fair market value thereof.

C. Conversion. The holders of Preferred Stock shall have conversion rights as follows:

1. Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Issuance Price (as defined below) by the Conversion Price (as defined below) in effect at the time of conversion. The “Issuance Price” shall be $1.00 for the Series A-1 Preferred, $1.58 for the Series B-1 Preferred, and $1.58 for the Series C-1 Preferred. The “Conversion Price” shall initially be $1.00 for the Series A-1 Preferred, $1.58 for the Series B-1 Preferred, and $1.58 for the Series C-1 Preferred, subject to adjustment as provided below. The number of shares of Common Stock into which a share of Preferred Stock is convertible is hereinafter referred to as the “Conversion Rate” of that series of Preferred Stock (collectively, “Preferred Stock Conversion Rate”).

2. Automatic Conversion.

a. Conversion Upon a Qualified Initial Public Offering. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Rate immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock by the Corporation to the public with a price of at least $7.00 per share (as adjusted for any stock splits, dividends, combinations, recapitalizations and the like with respect to such shares) and net proceeds to the Corporation in excess of $15,000,000 (a “Qualified IPO”).

b. Conversion Upon Election. At any time upon the written consent by the holders of at least a majority of the outstanding shares of the Preferred Stock, voting together as a single class on an as-converted into Common Stock basis, all shares of each series of the Preferred Stock shall be automatically converted into shares of Common Stock at the then effective Preferred Stock Conversion Rate applicable to that series.

3. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of a share of Common Stock as determined by the Board. For such purpose, all shares of Preferred Stock held by each holder of Preferred Stock shall be aggregated, and any resulting fractional share of Common Stock shall be paid in cash. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section C(2) above, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock, as determined pursuant to Section C(5). Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted or, in the case of automatic conversion, on the date of closing of the Qualified IPO, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any shares of Preferred Stock converted pursuant to this Section C shall be cancelled and shall not be reissued by the Corporation.

4. Adjustments to Conversion Price of Preferred Stock for Dilutive Issues.

a. Special Definitions. For purposes of this Section C(4), the following definitions shall apply:

(i) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(ii) “Original Issue Date” shall mean the date on which the first share of the applicable series of Preferred Stock was first issued, as appropriate.

(iii) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

(iv) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section C(4)(b), deemed to be issued) by the Corporation, other than (each, an “Excluded Issuance”):

(A) shares of the Corporation’s Common Stock issued upon conversion of the Preferred Stock;

(B) up to 2,750,000 shares of the Corporation’s Common Stock (or related Options) issued from and after March 4, 1997 to employees, officers, consultants or other persons performing services for the Corporation pursuant to any stock option or incentive ownership plan or arrangement approved by the Board;

(C) shares issuable upon exercise of warrants issued to financial institutions in connection with the extension of credit to the Corporation or in connection with the lease of equipment approved by the Board;

(D) up to 115,000 shares issued upon the exercise of warrants held by Innovative Medical Product Consultants, GmbH as of the date hereof or issuable pursuant to that certain Non-Exclusive Sales Representative and Services Agreement dated November 12, 2002;

(E) shares of the Corporation’s Common Stock issued pursuant to a Qualified IPO; and

(F) shares of the Corporation’s Common Stock issued in connection with any stock split, stock dividend, or recapitalization, by the Corporation.

b. Deemed Issue of Additional Shares of Common Stock. In the event the Corporation shall, at any time or from time to time after the Original Issue Date, issue any Options or Convertible Securities (or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities), then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability and without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, upon the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue (or, in case such a record date shall have been fixed, as of the close of business on such record date); provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section C(4)(d)) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series A Preferred, Series A-l Preferred, Series B Preferred, Series B-l Preferred, Series C Preferred, or Series C-l Preferred, as applicable, in effect on the date of and immediately prior to such issue (or such record date, as the case may be); and provided further that no such adjustment shall have the effect of increasing the Conversion Price existing immediately prior to such adjustment or increasing the conversion price in an amount which exceeds the Conversion Price in effect immediately before the first adjustment pursuant to this Section C(4). In any such case in which Additional Shares of Common Stock are deemed to be issued:

(i) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(iii) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities that shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

(A) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities, whether or not converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

(B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of

Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

(iv) no readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (A) the Conversion Price on the original adjustment date and (B) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(v) in the case of any Options which expire by their terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

c. Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section C(4)(b)) after the Original Issue Date without consideration or for consideration per share less than the Conversion Price for the applicable series of Preferred Stock in effect on the date of and immediately prior to such issue, then, and in such event, the Conversion Price for that series of Preferred Stock shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including shares issuable upon conversion of the outstanding Preferred Stock) plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including shares issuable upon conversion of the outstanding Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.

d. Determination of Consideration. For purposes of this Section C(4), the consideration received by the Corporation for any Additional Shares of Common Stock issued (or deemed issued pursuant to Section C(4)(b)) shall be computed as follows:

(i) Cash and Property: Such consideration shall:

(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

(B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board irrespective of any accounting treatment;

(C) insofar as it consists of securities and the value of such securities is not determinable by reference to a separate agreement, then the value shall be determined in accordance with Section B(6)(a); and

(D) in the event Additional Shares of Common Stock are issued (or deemed issued pursuant to Section C(4)(b)) together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

(ii) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section C(4)(b), relating to Options and Convertible Securities, shall be determined by dividing

(A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

5. Fractional Shares. In lieu of any fractional shares to which the holder of Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Preferred Stock as determined by the Board. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock of each holder at the time converting into Common Stock and , the number of shares of Common Stock issuable upon such aggregate conversion.

6. Additional Adjustments to Conversion Price. The Conversion Price of each series of Preferred Stock shall be subject to adjustment from time to time as follows:

a. If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock, by a subdivision or split of shares of Common Stock or otherwise, then, on the date such payment is made or such change is effective, the Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of any shares of Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock.

b. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or consolidation of the outstanding shares of Common Stock, then, on the effective date of such combination or consolidation, the Conversion Price of the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of any shares of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

c. In the event the Corporation shall declare a cash dividend upon its Common Stock payable otherwise than out of retained earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock), then, in each such case, each holder of Preferred Stock shall, concurrently with the distribution to holders of Common Stock, receive a like distribution based upon the number of shares of Common Stock into which such holder’s Preferred Stock is then convertible.

d. In the event, at any time after the date hereof, of any capital reorganization, any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), any consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in any change in the Common Stock) or other disposition of the stock of the Corporation, the shares of Preferred Stock shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section C(6)(d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

e. All calculations under this Section C(6) shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

7. Minimal Adjustments. No adjustment to the Conversion Price for the Preferred Stock need be made if such adjustment would result in a change in the Conversion Price of less than $0.01. Any adjustment of less than $0.01 that is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Conversion Price.

8. No Impairment. The Corporation shall not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section C and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation’s right to amend its Certificate of Incorporation with the requisite stockholder consent.

9. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate applicable to any series of Preferred Stock pursuant to this Section C, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments, (ii) the Conversion Rate at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that would be received at the time upon the conversion of such holder’s shares of Preferred Stock.

10. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

11. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right.

12. Notices. Any notice required by the provisions of this Article 4 to be given to any holder of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the Corporation’s books.

D. Voting Rights. Except as otherwise required by law or as set forth herein, the holder of each share of Common Stock issued and outstanding shall have one vote for each share of Common Stock held by such holder, and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares of Common

Stock into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole number. The votes of all shares of Common Stock and each series of Preferred Stock shall be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class, except with respect to those matters required by law to be submitted to a class vote and except as otherwise set forth herein. Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation.

E. Redemption.

1. The Corporation shall redeem, at any time after October 31, 2007 and within thirty (30) days following the receipt by the Corporation of the written request of the holders of not less than 66 2/3% of the then outstanding Preferred Stock, voting together as a single class, all, or such lesser percentage as is specified in such written notice, of the issued, outstanding and unconverted shares of Preferred Stock held by such holders as of the date on which redemption is first requested, including any shares not redeemed in a prior year (or the maximum amount the Corporation may lawfully redeem, whichever is less) by paying in cash or cancellation of indebtedness to the Corporation therefor a sum per share of Preferred Stock (as adjusted for any stock split or combination of or dividend payable in Preferred Stock) equal to $1.00 for Series A-1 Preferred, $1.58 for Series B-1 Preferred, and $1.58 for Series C-1 Preferred, together with all declared, but unpaid, dividends with respect to such share to the date of the redemption request.

2. The Corporation may redeem, at any time following the receipt by the Corporation of the written consent of the holders of not less than 66 2/3% of the then outstanding Preferred Stock, voting together as a single class, all, or such lesser percentage as is specified in such written notice, of the issued, outstanding and unconverted shares of Preferred Stock held by such holder as of the date on which redemption is first requested, including any shares not redeemed in a prior year (or the maximum amount the Corporation may lawfully redeem, whichever is less), by paying in cash or cancellation of indebtedness to the Corporation therefor a sum per share of Preferred Stock (as adjusted for any stock split or combination of or dividend payable in Preferred Stock) equal to $1.00 for Series A-1 Preferred, $1.58 for Series B-1 Preferred, and $1.58 for Series C-1 Preferred, together with all declared, but unpaid, dividends with respect to such share to the date of the redemption request. Any redemption of Preferred Stock pursuant to this Section E(2) shall be made on a pro rata basis among the holders of the Preferred Stock in proportion to the number of shares of Preferred Stock to be redeemed by such holders.

3. At least twenty (20) but no more than sixty (60) days prior to the date fixed for any redemption of Preferred Stock (the “Redemption Date”), written notice (the “Redemption Notice”) shall be mailed, first-class postage prepaid, to each holder of record (at the close of business on the business day preceding the day on which notice is given) of Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the price per share to be paid (the “Redemption Price”), the place at which payment may be obtained and the date on which such holder’s rights as a holder of such shares terminate, and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed. Except as otherwise provided herein, on or after the Redemption Date, each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

4. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of such shares as holders of the Preferred Stock (except the right to receive the Redemption Price without interest after the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of each series of Preferred Stock that may from time to time come into existence, if, in the case of a redemption pursuant to Section E(2) only, the funds of the Corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock required to be redeemed on such date, those funds that are legally available will be used first, to redeem the maximum possible number of such shares of Series C-1 Preferred ratably among the holders of such shares to be redeemed, and second, to redeem the maximum possible number of such shares of Series A-1 Preferred, Series B-1 Preferred ratably among the holders of such shares of Series A-1 Preferred, Series B-1 Preferred to be redeemed. If the funds of the Corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series C-1 Preferred to be redeemed on such Redemption Date, then the entire amount of such funds shall be used to redeem the maximum possible number of such shares of Series C-1 Preferred ratably among such shares of Series C-1 Preferred. If, in the case of a redemption pursuant to Section E(1), the funds of the Corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock required to be redeemed on such Redemption Date, those funds that are legally available will be used to redeem the maximum possible number of such shares of Preferred Stock to be redeemed.

The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the powers, preferences and rights provided herein. Subject to the rights of any series of Preferred Stock which may from time to time come into existence, at any time after the time when additional funds of the Corporation are legally available for the redemption of shares of the Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

F. Protective Provisions. In addition to any other class vote that may be required by law, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Preferred Stock voting as a single class:

1. alter or change the rights, preferences, privileges or restrictions of the Preferred Stock; or

2. increase or decrease the aggregate number of authorized shares of Preferred Stock; or

3. create any new class or series of securities (or any securities convertible into securities, or grant options or similar rights to acquire securities) having any rights, preferences, or privileges senior to or on a parity with any series of the Preferred Stock; or

4. amend, restate, modify or supercede the Certificate of Incorporation or Bylaws of the Corporation (including, without limitation, to change the number of directors of the Corporation); or

5. authorize a liquidation, dissolution, winding-up, recapitalization or reorganization of the Corporation, or a sale, lease or transfer of all or substantially all of the assets of the Corporation or a merger or consolidation of the Corporation if, as a result of such merger or consolidation, the stockholders of the Corporation shall own less than 50% of the voting securities of the surviving corporation; or

6. effect a reclassification or recapitalization of any outstanding shares of securities of the Corporation into shares having rights, preferences or privileges senior to or on a parity with any series of the Preferred Stock; or

7. repurchase any shares of Preferred Stock except as set forth herein; or

8. declare or pay any dividends (other than dividends payable solely in shares of its own Common Stock) on or declare or make any other distribution (other than Excluded Issuances), directly or indirectly, on account of any shares of Common Stock now or hereafter outstanding; or

9. change the authorized number of members of its Board of Directors; or

10. acquire or invest in any other business; or

11. incur material indebtedness (except in connection with equipment lease, inventory, receivables or similar types of financing in the ordinary course of business); or

12. issue any equity securities other than Excluded Issuances; or

13. redeem any securities of the Corporation, except as set forth herein.

G. Residual Rights. All rights accruing to the outstanding shares of capital stock not expressly provided for to the contrary herein shall be vested in the Common Stock.

FIVE. The Corporation is to have perpetual existence.

SIX. In furtherance and not in limitation of the powers conferred by statute, the Board, subject to any rights of the holders of Preferred Stock, is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

SEVEN. The number of directors which will constitute the whole Board shall be as specified in the Bylaws of the Corporation.

EIGHT. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

NINE. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

TEN. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation. Neither any amendment nor repeal of this Article 10, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article 10, shall eliminate or reduce the effect of this Article 10 in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article 10, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVEN. Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

TWELVE. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, HemoSense, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by the Chief Executive Officer in Milpitas, California this 11th day of June 2003.

HemoSense, Inc.

By:	/s/ JAMES MERSELIS
James Merselis
Chief Executive Officer

EXHIBIT B

Capitalization Table

1.

EXHIBIT C

NOTICE OF BORROWING

                    ,

Lighthouse Capital Partners V, L.P.

500 Drake’s Landing Road

Greenbrae, CA 94904-3011

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement No. 3821 dated as of March 5, 2004 (as it has been and may be amended from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), between LIGHTHOUSE CAPITAL PARTNERS V, L.P. and HEMOSENSE, INC. (the “Company”)

The undersigned is the President and CEO of the Company, and hereby requests an Advance under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Advance is $                    . The Business Day of the proposed Advance is                     .

2. The Loan Commencement Date for this Advance shall be March 1, 2005.

3. As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in Section 5 of the Loan Agreement are true and correct in all material respects.

4. No event which could reasonably be expected to have a material adverse effect on the ability of Borrower to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements submitted to you by the Company.

The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct in all material respects on the Borrowing Date.

Very truly yours,

HEMOSENSE, INC.

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EXHIBIT D

COLLATERAL, PATENT MORTGAGE AND SECURITY AGREEMENT

THIS COLLATERAL, PATENT MORTGAGE AND SECURITY AGREEMENT is made as of March 5, 2004 (“Security Agreement”), by and between HEMOSENSE, INC., a Delaware corporation (“Debtor”), and LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”).

RECITALS

A. Lender has agreed to lend to Debtor certain funds (collectively, the “Loan”), and Debtor desires to borrow such funds from Lender pursuant to the terms of a Loan and Security Agreement No. 3821 dated of even date herewith (as the same may be modified, amended, supplemented, restated or superceded from time to time, the “Loan Agreement”). Terms not defined herein shall the meanings ascribed to them in the Loan Agreement.

B. In order to induce Lender to make the Loan, Debtor has agreed to grant a security interest in certain intangible property to Lender for purposes of securing the obligations of Debtor to Lender.

NOW, THEREFORE, the parties hereto agree as follows:

1. PATENT MORTGAGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of all of Debtor’s present or future indebtedness, obligations and liabilities to Lender, including, without limitation, such indebtedness, obligations and liabilities under the Loan Agreement and the other documents executed in connection therewith (as the same may be modified, amended, supplemented, restated or superceded from time to time, collectively, the “Loan Documents”), Debtor hereby grants a security interest and mortgage to Lender, as security, in and to Debtor’s entire right, title and interest in, to and under the following, now or hereafter existing, created, acquired or held by Debtor (all of which shall collectively be called the “Collateral”):

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, including, without limitation, those set forth on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Copyrights”).

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products;

(c) Any and all design rights which may be available to Debtor;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, those set forth on Exhibit B attached hereto and incorporated herein by this reference (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto and incorporated herein by this reference (collectively, the “Trademarks”);

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(f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(h) All amendments, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

(i) All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING GRANTED HEREUNDER SHALL BE CONSTRUED AS A CURRENT SECURITY INTEREST TO SECURE ALL OF DEBTOR’S PRESENT OR FUTURE INDEBTEDNESS, OBLIGATIONS AND LIABILITIES TO LENDER, INCLUDING, WITHOUT LIMITATION, SUCH INDEBTEDNESS, OBLIGATIONS AND LIABILITIES UNDER THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

2. AUTHORIZATION AND REQUEST. Debtor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this security interest.

3. COVENANTS AND WARRANTIES. Debtor represents, warrants, covenants and agrees as follows:

(a) Debtor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Debtor to its customers in the ordinary and normal course of business as now conducted;

(b) Performance of this Security Agreement does not conflict with or result in a breach of any agreement to which Debtor is a party or by which Debtor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor’s or other party’s consent and this Security Agreement is deemed an assignment under such agreements;

(c) During the term of this Security Agreement, Debtor will not sell, transfer, assign or otherwise encumber any interest in the Collateral, except for (i) non-exclusive licenses granted by Debtor in the ordinary and normal course of its business as now conducted or as set forth in this Security Agreement and (ii) subject to Debtor’s execution of appropriate documents, in form acceptable to Lender, to perfect or continue the perfection of Lender’s interest in the Collateral, transfers to affiliates of Debtor (iii) exclusive licenses with respect to certain geographies outside the United States and granted in the ordinary course of business and (iv) exclusive licenses in fields of use that are not related to Borrower’s primary business;

(d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

(e) Debtor shall promptly advise Lender of any material changes in the composition of the Collateral, including but not limited to any subsequent ownership right of Debtor in or to any Copyright, Patent or Trademark not specified in this Security Agreement;

(f) Debtor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks material to Borrower’s business, (ii) use its best efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise Lender in writing of material infringements detected and

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(iii) not allow any Copyrights, Patents or Trademarks material to Borrower’s business to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Debtor determines that reasonable business practices suggest that abandonment is appropriate;

(g) Debtor shall promptly register the most recent version of Debtor’s material Copyrights, Patents and Trademarks if not so already registered, as Lender may reasonably request from time to time based on its review of the Quarterly Report (as hereinafter defined) and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender’s interest in the Collateral;

(h) To its knowledge, except for, and upon, the filings with, as applicable, (1) the United States Patent and Trademark office with respect to the Patents and Trademarks, (2) the Register of Copyrights with respect to the Copyrights and (3) the UCC Division of the California Secretary of State, necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (a) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor in the United States or (b) for the perfection in the United States or the exercise by Lender of its rights and remedies hereunder;

(i) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects;

(j) Debtor shall not enter into any agreement that would materially impair or conflict with Debtor’s obligations hereunder without Lender’s prior written consent, which consent shall not be unreasonably withheld. Debtor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor’s rights and interests in any property included within the definition of the Collateral acquired under such contracts; and

(k) Upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor will promptly notify Lender in writing of any event that materially adversely affects the value of any Collateral, the ability of Debtor to dispose of any Collateral or the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Collateral.

4. LENDER’S RIGHTS. Lender shall have the right, but not the obligation, to take, at Debtor’s sole expense, any actions that Debtor is required under this Security Agreement to take but which Debtor fails to take, after fifteen (15) days’ written notice to Debtor. Debtor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

5. INSPECTION RIGHTS. Debtor hereby grants to Lender and its employees, representatives and agent’s the right to visit, during reasonable hours upon prior reasonable written notice to Debtor, any of Debtor’s plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Debtor and as often as may be reasonably requested.

6. FURTHER ASSURANCES; ATTORNEY IN FACT.

(a) On a quarterly basis, Debtor agrees to deliver to Lender a report, in form acceptable to Lender and certified by an officer of Debtor, which lists all Copyrights, Patents and Trademarks that are material to the operation of Debtor’s business on an on-going basis, and in which Lender does not already have a perfected security interest (the “Quarterly Report”); provided, however, Debtor may provide a general description of the Copyrights by type. Based upon review of the Quarterly Report, Lender shall, in its reasonable discretion, identify which

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Copyrights, Patents and Trademarks it deems material to the operation of Debtor’s business on an on-going basis or the value of the Collateral.

(b) On a continuing basis, Debtor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be necessary or advisable, or as reasonably requested by Lender, to perfect Lender’s security interest in all Copyrights, Patents and Trademarks, which Lender reasonably identifies pursuant to Section 6(a) above as material to the operation of Debtor’s business on an on-going basis or the value of the Collateral, and otherwise to carry out the intent and purposes of this Security Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Collateral.

(c) Debtor hereby irrevocably appoints Lender as Debtor’s attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, from time to time in Lender’s discretion, to take any action and to execute any instrument which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Security Agreement, including (i) to modify, in its reasonable discretion, this Security Agreement without first obtaining Debtor’s approval of or signature to such modification by amending Exhibit A, Exhibit B or Exhibit C hereof, as appropriate, to include reference to any material right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest, (ii) to file, in its reasonable discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law and (iii) after the occurrence and during the continuance of an Event of Default, to transfer the Collateral into the name of Lender or a third party to the extent permitted under the California Uniform Commercial Code.

7. EVENTS OF DEFAULT. The occurrence any of the following shall constitute an “Event of Default” under this Security Agreement:

(a) An Event of Default under the Loan Agreement or any of the other Loan Documents; or

(b) Debtor breaches any warranty or agreement in any material respect made by Debtor in this Security Agreement and, as to any breach that is capable of cure, Debtor fails to cure such breach within thirty (30) days of the occurrence of such breach if notice thereof has been given to Debtor.

8. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including, without limitation, the right to require Debtor to assemble the Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence and during the continuance of an Event of Default. Debtor will pay any expenses (including reasonable attorneys’ fees) incurred by Lender in connection with the exercise of any of Lender’s rights hereunder, including, without limitation, any expense incurred in disposing of the Collateral. All of Lender’s rights and remedies with respect to the Collateral shall be cumulative.

9. INDEMNITY. Debtor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by any of them as a result of or in any way arising out of, following or consequential to transactions between Lender and Debtor, whether under this Security Agreement or otherwise

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(including, without limitation, reasonable attorneys’ fees and reasonable expenses), except for losses arising from or out of the gross negligence or willful misconduct of Lender and its officers employees and agents.

10. RELEASE. At such time as Debtor shall completely satisfy all of the obligations secured hereunder, Lender shall execute and deliver to Debtor all deeds, assignments and other instruments as may be necessary or proper to release the security interest granted hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

11. NO FAILURE OR DELAY. No failure or delay on the part of Lender, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

12. ATTORNEYS’ FEES. If any action relating to this Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements.

13. AMENDMENTS. This Security Agreement may be amended only by a written instrument signed by Lender and Debtor.

14. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such Security Agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Debtor and Lender.

15. GOVERNING LAW; JURISDICTION; JURY WAIVER. This Security Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Debtor and Lender consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. DEBTOR AND LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT AND ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

16. CONFLICT. In the event of a conflict between any term and/or provision contained in this Security Agreement with any term and/or provision contained in any of the Loan Documents, the term and/or provision of this Security Agreement shall govern.

THIS SECTION INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the day and year first above written.

DEBTOR:	LENDER:

HEMOSENSE, INC.	LIGHTHOUSE CAPITAL PARTNERS V, L.P.
	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
By:
Name:	By:
Title:	Name:
Title:

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EXHIBIT A

COPYRIGHTS

1.	REGISTERED: List titles below or indicate “None”

NONE

2.	UNREGISTERED: List titles below or indicate “None”

NONE

3.	APPLICATIONS IN PROCESS: List titles, applicable dates, application numbers, etc. below or indicate “None”

NONE

Exhibit A

EXHIBIT B

U.S. PATENTS AND PATENT APPLICATIONS

(List titles below or indicate “None”)

PATENT NO.	PENDING APPLICATION NO.	TITLE	ISSUE DATE	FILING DATE
DOMESTIC

6,060,323	N/A	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	May 9, 2000	N/A
6,338,821	N/A	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	January 15, 2002	N/A
6,046,051	N/A	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	April 4, 2000	N/A
6,066,504	N/A	Coagulation or Lysis Assays Using an Electroactive Species	May 23, 2000	N/A
6,673,622	N/A	Coagulation or Lysis Assays by Measuring Impedance	January 6, 2004	N/A

FOREIGN

	98939118.0	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	N/A	July 29, 1998

Exhibit B

EXHIBIT C

U.S. TRADEMARKS AND TRADEMARK APPLICATIONS

(List marks below or indicate “None”)

REGISTRATION NO.	PENDING APPLICATION NO.	MARK	REGISTRATION DATE	FILING DATE

United States

2,769,842	76/303,779	HEMOSENSE	9/30/2003	8/23/2001

2,779,799	75/800,851	INRATIO	11/4/2003	9/15/1999

Canada

	884,890	HEMOSENSE		7/20/1998

European Community

884247	884247	HEMOSENSE	11/3/1999	7/22/1998

1556125	1556125	INRATIO	6/12/2001	3/14/2000

Japan

4357678	062155/1998	HEMOSENSE	1/28/2000	8/23/2001

UNREGISTERED TRADEMARKS: List marks below or indicate “None.”

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EXHIBIT E

ANCILLARY DOCUMENTS

Officer’s Certificate

Insurance Request Form

1

HEMOSENSE, INC.

OFFICER’S CERTIFICATE

The undersigned,                             , hereby certifies that:

1. He/She is the duly elected and acting                      of HEMOSENSE, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE

3. Attached hereto as Exhibit A is a true and correct copy of the Amended and Restated Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on March     , 2004.

HEMOSENSE, INC.

By:

Name:

Title:

I, the                      of the Company, do hereby certify that                      is the duly qualified, elected and acting                      of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate on March     , 2004.

HEMOSENSE, INC.

By:

Name:

Title:

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EVIDENCE OF INSURANCE

RE:	Loan and Security Agreement No. 3821 (“Agreement”)

Please submit the attached Certificate of Insurance to your Insurance Broker as soon as possible.

Please note that the Certificate of Insurance is required prior to funding.

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To: From: HemoSense, Inc.	Broker: Please prepare a Certificate of Insurance as described and send to Certificate Holder via fax and regular mail below,

CERTIFICATE OF INSURANCE	DATE (MM/DD/YY)

PRODUCER	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURERS AFFORDING COVERAGE
INSURED	INSURER A:
INSURER B:
HemoSense, Inc.	INSURER C:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INS R LT R	TYPE OF INSURANCE	POLICY NUMBER	EFFECTIVE DATE (MM/DD/YY)	EXPIRATION DATE (MM/DD/YY)	LIMITS
A	X GENERAL LIABILITY COMMERCIAL GENERAL LIABLITY CLAIMS MADE X OCCUR _____________________ _____________________ GEN’L AGGREGATE LIMIT APPLIES PER POLICY PROJECT LOC				EACH OCCURRENCE		$2,000,000
					FIRE DAMAGE (Any one fire)	$	included
					MED EXP (Any one Person)		$10,000
					PERSONAL & ADV INJURY		$1,000,000
					GENERAL AGGREGATE		$2,000,000
					PRODUCTS-COM/OP AGG		$2,000,000

	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS _____________________				COMBINED SINGLE LIMIT (Ea accident)		$
					BODILY INJURY (Per person)		$
					BODILY INJURY (Per accident)		$
					PROPERTY DAMAGE (Per accident		$

					OTHER THAN EA OCC		$
					AUTOONLY AGG		$

	EXCESS LIABILITY OCCUR				EACH OCCURRENCE AGGREGATE
A	CLAIMS MADE						$
	DEDUCTIBLE						$
	RETENTION $						$

A	OTHER Business Personal Property				Limit:		“All Risk” of Direct Physical Loss or Damage( Subject to Policy Exclusions & Terms)

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DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS Lighthouse Capital Partners is named as Additional Insured and Loss Payee.

CERTIFICATE HOLDER

Lighthouse Capital Partners 500 Drake’s Landing Road Greenbrae, CA. 94904-3011 Attn: Contract Administration Fax: 415-925-3387 Phone: 415-464-5900	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TOMAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLICATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

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EXHIBIT F

AUTHORIZATION FOR AUTOMATIC PAYMENT

The undersigned HemoSense, Inc. (“Borrower”) authorizes Lighthouse Capital Partners V, L.P. and any and all affiliated funds (collectively, “Lender”) and the bank / financial institution (“Bank”) named below to initiate variable debit and/or credit entries to Borrower’s deposit, checking or savings accounts as designated below and to cause funds transfers to an account of Lender as payment of any and all amounts due under the Loan and Security Agreement between Borrower and Lender dated March —5, 2004 (the “Loan Agreement”).

1.	Lender is hereby authorized to initiate variable debit and/or credit transactions and resulting funds transfers in Borrower’s designated accounts with respect to amounts calculated by Lender to be due and owing to Lender by Borrower periodically under the Loan Agreement. Borrower consents to all such debit and/or credit transactions and resulting funds transfers and hereby authorizes Lender to take all such actions as may be required by Bank with respect to such transactions. Borrower acknowledges and agrees that such credit and/or debit entries may be made in amounts due under the Loan Agreement in order to cause timely payments as required by the terms of the Loan Agreement.

2.	Borrower hereby authorizes Lender to release to Bank all information concerning Borrower which may be necessary or desirable for Bank to investigate or recover any erroneous funds transfers which may occur.

3.	Borrower acknowledges and agrees that all such debit and/or credit transactions and funds transfers are intended to be made through an Automated Clearing House system and in compliance with the NACHA Rules and in compliance with Bank’s security procedures.

4.	Borrower represents and warrants that the account information set forth below is accurate and complete and that each of the account(s) set forth below is a business account maintained in Borrower’s name and for Borrower’s account.

This Consent shall be effective as of March 5, 2004 and shall remain in effect until the Loan Agreement has been terminated. Any cancellation by Borrower of this consent shall (i) be made in writing and (ii) delivered to Bank and Lender in such time as to afford Bank and Lender a reasonable opportunity to act on said cancellation.

Silicon Valley Bank
(Name of Borrower’s Bank)

3003 Tasman Drive Santa Clara CA 95054
(Address of Bank) (City) (State) (Zip Code)

Bank Routing Number
(between these symbols /: :/ on bottom left of check)

Account Number:	(checking/deposit/savings)
(circle one)

Copy of a voided check is attached to this form:	with regard to Account No.

Borrower Name:	HemoSense, Inc.

Borrower Address:	600 Valley Way
Milpitas, CA 95035

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Authorized by:
(signature of authorized Borrower representative)

Its:
(title of authorized Borrower representative)

Date authorized:

Internal ACH Authorizations from Lender:

Approved by:	Date:

Approved by:	Date:

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SCHEDULE 1

EXISTING LIENS

Delaware

Name of Secured Party	Original File No.	Dated	Collateral
Silicon Valley Bank	23270620	12/31/2002	This is an “in-lieu” filing bringing into Delaware’s jurisdiction a Blanket Lien filing from California filed 01/28/1998 (see attached)

California

Name of Secured Party	Original File No.	Dated	Collateral

Silicon Valley Bank	9803460380	01/28/1998	Blanket Lien (see attached)

	98076C0708	03/16/1998	Amended to change the name from CardioSense, Inc.

	99120C0122	04/22/1999	Amended to change address of debtor

	99120C0097	04/22/1999	Amended to add collateral to the blanket lien (see attached)

	02296C0750	10/23/2002	Continuation

1.	Liens granted pursuant to Equipment Lease, dated as of March 4, 2003, as amended or modified, by and between GE Leasing Solution and the Company.

2.	Liens granted pursuant to Equipment Lease Agreement, dated as of June 20, 2002, by and between Wells Fargo Leasing, Inc. and the Company.

3.	Liens granted pursuant to Term Lease Master Agreement, dated as of December 8, 2000, by and between IBM Credit Corporation and the Company.

4.	Liens granted pursuant to Lease Agreement, dated as of October 10, 2000, by and between NEC America, Inc. and the Company.

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SCHEDULE 2

SUBSIDIARIES

NONE

PRIOR NAMES OF BORROWER

CardioSense, Inc.

COLLATERAL LOCATIONS

	Each Location Address where Lighthouse Capital Partners has financed assets:	Landlord/Property Management Information:
Current Headquarters Location 1	600 Valley Way Milpitas, CA 95035 Phone: (408) 719-1393 Fax: (408) 719-1184	Calaveras Associates II 570A Valley Way Milpitas, CA 95035

Location 2	651 River Oaks Parkway San Jose, CA 95134	Montague Oaks Associates Phase I & II 3945 Freedom Circle, Suite 640 Santa Clara, CA 95054

Location 3	IMEDPro Max-Planck-Strasse 22 50858 Koln, Germany Tel: 49 2234 27 9187 Fax: 49 2234 27 9189 Contact: Michael Sharnberger

Location 4	Acutek 540 North Oak Street Inglewood, CA 90302-2985 Tel: Fax: Contact:

Location 5	Custom Rotary Converting 305 San Antonio Court San Jose, CA 95116-2046 Tel: (408) 729-1731 Fax: (408) 729-4980 Contact: DJ

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Location 6	LCD Systems Inc. 43150 Osgood Road Fremont, CA 94539 Tel: (510) 353-1913 Fax: (510) 353-0253 Contact: Bob Haire

Location 7	Pacific Die Cut 3399 Arden Road Hayward, CA 94545 Tel: (510) 732-8103 Fax: (510) 732-9073 Contact: Preet Kaur

Location 8	Plexus 2400 Mill Brooks Dr. Buffalo Grove, IL 60089 Tel: (847) 793-2807 Fax: (847) 793-4482 Contact: John Kellerhals

Location 9	SMC 330 SMC Drive Somerset, WI 54025 Tel: (715) 247-3500 Fax: (715) 247-4462 Contact: Tom Sieh

Location 10	Interface Data Systems 539 Industrial Mile Rd. Columbus, OH 43228 Tel: (614) 279-6326 Fax: (614) 279-0249 Contact: Tony Perdew

Location 11	Auer Precision Co., Inc. 1050 W. Birchwood Drive Mesa, AZ 85210-8494 Tel: (480) 834-4637 Fax: (480) 964-8237 Contact: Dave Hill

Location 12	Conductive Technologies 935 Borom Rd. York, PA 17404 Tel: (717) 764-6931 Fax: (717) 764 3470 Contact: Gerry Ring

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SCHEDULE 3

PERMITTED INVESTMENTS

1. Cash Reserves Account at Silicon Valley Bank.

DEPOSIT AND SECURITY/INVESTMENT ACCOUNTS

	Account Information:	Contact Information for Account:
Account Number 1	Silicon Valley Bank 3003 Tasman Dr. Santa Clara, CA 95054 Phone: Fax: Cash Reserves Account Account number: 886-00838 Approximate Dollar Amount: $1,458,000	Contact Name: Cheryl Chen Phone: (415) 512-4216 E-mail: cchen@svbank.com

Account Number 2	Silicon Valley Bank 3003 Tasman Dr. Santa Clara, CA 95054 Phone: Fax: Checking Account number: 3300093205 Approximate Dollar Amount: $225,000	Contact Name: Cheryl Chen Phone: (415) 512-4216 E-mail: cchen@svbank.com

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SCHEDULE 4

INVESTMENT POLICY

4

COLLATERAL, PATENT MORTGAGE AND SECURITY AGREEMENT

THIS COLLATERAL, PATENT MORTGAGE AND SECURITY AGREEMENT is made as of March 5, 2004 (“Security Agreement”), by and between HEMOSENSE, INC., a Delaware corporation (“Debtor”), and LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”).

RECITALS

A. Lender has agreed to lend to Debtor certain funds (collectively, the “Loan”), and Debtor desires to borrow such funds from Lender pursuant to the terms of a Loan and Security Agreement No. 3821 dated of even date herewith (as the same may be modified, amended, supplemented, restated or superceded from time to time, the “Loan Agreement”). Terms not defined herein shall the meanings ascribed to them in the Loan Agreement.

B. In order to induce Lender to make the Loan, Debtor has agreed to grant a security interest in certain intangible property to Lender for purposes of securing the obligations of Debtor to Lender.

NOW, THEREFORE, the parties hereto agree as follows:

1. PATENT MORTGAGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of all of Debtor’s present or future indebtedness, obligations and liabilities to Lender, including, without limitation, such indebtedness, obligations and liabilities under the Loan Agreement and the other documents executed in connection therewith (as the same may be modified, amended, supplemented, restated or superceded from time to time, collectively, the “Loan Documents”), Debtor hereby grants a security interest and mortgage to Lender, as security, in and to Debtor’s entire right, title and interest in, to and under the following, now or hereafter existing, created, acquired or held by Debtor (all of which shall collectively be called the “Collateral”):

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, including, without limitation, those set forth on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Copyrights”).

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products;

(c) Any and all design rights which may be available to Debtor;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, those set forth on Exhibit B attached hereto and incorporated herein by this reference (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto and incorporated herein by this reference (collectively, the “Trademarks”);

(f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

1

(h) All amendments, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

(i) All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING GRANTED HEREUNDER SHALL BE CONSTRUED AS A CURRENT SECURITY INTEREST TO SECURE ALL OF DEBTOR’S PRESENT OR FUTURE INDEBTEDNESS, OBLIGATIONS AND LIABILITIES TO LENDER, INCLUDING, WITHOUT LIMITATION, SUCH INDEBTEDNESS, OBLIGATIONS AND LIABILITIES UNDER THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

2. AUTHORIZATION AND REQUEST. Debtor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this security interest.

3. COVENANTS AND WARRANTIES. Debtor represents, warrants, covenants and agrees as follows:

(a) Debtor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Debtor to its customers in the ordinary and normal course of business as now conducted;

(b) Performance of this Security Agreement does not conflict with or result in a breach of any agreement to which Debtor is a party or by which Debtor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor’s or other party’s consent and this Security Agreement is deemed an assignment under such agreements;

(c) During the term of this Security Agreement, Debtor will not sell, transfer, assign or otherwise encumber any interest in the Collateral, except for (i) non-exclusive licenses granted by Debtor in the ordinary and normal course of its business as now conducted or as set forth in this Security Agreement and (ii) subject to Debtor’s execution of appropriate documents, in form acceptable to Lender, to perfect or continue the perfection of Lender’s interest in the Collateral, transfers to affiliates of Debtor (iii) exclusive licenses with respect to certain geographies outside the United States and granted in the ordinary course of business and (iv) exclusive licenses in fields of use that are not related to Borrower’s primary business;

(d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

(e) Debtor shall promptly advise Lender of any material changes in the composition of the Collateral, including but not limited to any subsequent ownership right of Debtor in or to any Copyright, Patent or Trademark not specified in this Security Agreement;

(f) Debtor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks material to Borrower’s business, (ii) use its best efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise Lender in writing of material infringements detected and (iii) not allow any Copyrights, Patents or Trademarks material to Borrower’s business to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Debtor determines that reasonable business practices suggest that abandonment is appropriate;

(g) Debtor shall promptly register the most recent version of Debtor’s material Copyrights, Patents and Trademarks if not so already registered, as Lender may reasonably request from time to time based on its review of the Quarterly Report (as hereinafter defined) and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender’s interest in the Collateral;

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(h) To its knowledge, except for, and upon, the filings with, as applicable, (1) the United States Patent and Trademark office with respect to the Patents and Trademarks, (2) the Register of Copyrights with respect to the Copyrights and (3) the UCC Division of the California Secretary of State, necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (a) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor in the United States or (b) for the perfection in the United States or the exercise by Lender of its rights and remedies hereunder;

(i) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects;

(j) Debtor shall not enter into any agreement that would materially impair or conflict with Debtor’s obligations hereunder without Lender’s prior written consent, which consent shall not be unreasonably withheld. Debtor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor’s rights and interests in any property included within the definition of the Collateral acquired under such contracts; and

(k) Upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor will promptly notify Lender in writing of any event that materially adversely affects the value of any Collateral, the ability of Debtor to dispose of any Collateral or the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Collateral.

4. LENDER’S RIGHTS. Lender shall have the right, but not the obligation, to take, at Debtor’s sole expense, any actions that Debtor is required under this Security Agreement to take but which Debtor fails to take, after fifteen (15) days’ written notice to Debtor. Debtor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

5. INSPECTION RIGHTS. Debtor hereby grants to Lender and its employees, representatives and agent’s the right to visit, during reasonable hours upon prior reasonable written notice to Debtor, any of Debtor’s plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Debtor and as often as may be reasonably requested.

6. FURTHER ASSURANCES; ATTORNEY IN FACT.

(a) On a quarterly basis, Debtor agrees to deliver to Lender a report, in form acceptable to Lender and certified by an officer of Debtor, which lists all Copyrights, Patents and Trademarks that are material to the operation of Debtor’s business on an on-going basis, and in which Lender does not already have a perfected security interest (the “Quarterly Report”); provided, however, Debtor may provide a general description of the Copyrights by type. Based upon review of the Quarterly Report, Lender shall, in its reasonable discretion, identify which Copyrights, Patents and Trademarks it deems material to the operation of Debtor’s business on an on-going basis or the value of the Collateral.

(b) On a continuing basis, Debtor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be necessary or advisable, or as reasonably requested by Lender, to perfect Lender’s security interest in all Copyrights, Patents and Trademarks, which Lender reasonably identifies pursuant to Section 6(a) above as material to the operation of Debtor’s business on an on-going basis or the value of the Collateral, and otherwise to carry out the intent and purposes of this Security Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Collateral.

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(c) Debtor hereby irrevocably appoints Lender as Debtor’s attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, from time to time in Lender’s discretion, to take any action and to execute any instrument which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Security Agreement, including (i) to modify, in its reasonable discretion, this Security Agreement without first obtaining Debtor’s approval of or signature to such modification by amending Exhibit A, Exhibit B or Exhibit C hereof, as appropriate, to include reference to any material right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest, (ii) to file, in its reasonable discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law and (iii) after the occurrence and during the continuance of an Event of Default, to transfer the Collateral into the name of Lender or a third party to the extent permitted under the California Uniform Commercial Code.

7. EVENTS OF DEFAULT. The occurrence any of the following shall constitute an “Event of Default” under this Security Agreement:

(a) An Event of Default under the Loan Agreement or any of the other Loan Documents; or

(b) Debtor breaches any warranty or agreement in any material respect made by Debtor in this Security Agreement and, as to any breach that is capable of cure, Debtor fails to cure such breach within thirty (30) days of the occurrence of such breach if notice thereof has been given to Debtor.

8. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including, without limitation, the right to require Debtor to assemble the Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence and during the continuance of an Event of Default. Debtor will pay any expenses (including reasonable attorneys’ fees) incurred by Lender in connection with the exercise of any of Lender’s rights hereunder, including, without limitation, any expense incurred in disposing of the Collateral. All of Lender’s rights and remedies with respect to the Collateral shall be cumulative.

9. INDEMNITY. Debtor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by any of them as a result of or in any way arising out of, following or consequential to transactions between Lender and Debtor, whether under this Security Agreement or otherwise (including, without limitation, reasonable attorneys’ fees and reasonable expenses), except for losses arising from or out of the gross negligence or willful misconduct of Lender and its officers employees and agents.

10. RELEASE. At such time as Debtor shall completely satisfy all of the obligations secured hereunder, Lender shall execute and deliver to Debtor all deeds, assignments and other instruments as may be necessary or proper to release the security interest granted hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

11. NO FAILURE OR DELAY. No failure or delay on the part of Lender, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

12. ATTORNEYS’ FEES. If any action relating to this Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements.

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13. AMENDMENTS. This Security Agreement may be amended only by a written instrument signed by Lender and Debtor.

14. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such Security Agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Debtor and Lender.

15. GOVERNING LAW; JURISDICTION; JURY WAIVER. This Security Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Debtor and Lender consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. DEBTOR AND LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT AND ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

16. CONFLICT. In the event of a conflict between any term and/or provision contained in this Security Agreement with any term and/or provision contained in any of the Loan Documents, the term and/or provision of this Security Agreement shall govern.

THIS SECTION INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the day and year first above written.

DEBTOR:		LENDER:

HEMOSENSE, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Jim Merselis	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

Name:	Jim Merselis	By:	/s/ Thomas Conneely

Title:	President and CEO	Name:	Thomas Conneely

		Title:	Vice President

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EXHIBIT A

COPYRIGHTS

1.	REGISTERED: List titles below or indicate “None”

NONE

2.	UNREGISTERED: List titles below or indicate “None”

NONE

3.	APPLICATIONS IN PROCESS: List titles, applicable dates, application numbers, etc. below or indicate “None”

NONE

Exhibit A

EXHIBIT B

U.S. PATENTS AND PATENT APPLICATIONS

(List titles below or indicate “None”)

PATENT NO.	PENDING APPLICATION NO.	TITLE	ISSUE DATE	FILING DATE
DOMESTIC

6,060,323	N/A	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	May 9, 2000	N/A

6,338,821	N/A	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	January 15, 2002	N/A

6,046,051	N/A	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	April 4, 2000	N/A

6,066,504	N/A	Coagulation or Lysis Assays Using an Electroactive Species	May 23, 2000	N/A

6,673,622	N/A	Coagulation or Lysis Assays by Measuring Impedance	January 6, 2004	N/A

FOREIGN

	98939118.0	Method and Device for Measuring Blood Coagulation or Lysis by Viscosity Changes	N/A	July 29, 1998

Exhibit B

EXHIBIT C

U.S. TRADEMARKS AND TRADEMARK APPLICATIONS

(List marks below or indicate “None”)

REGISTRATION NO.	PENDING APPLICATION NO.	MARK	REGISTRATION DATE	FILING DATE
United States

2,769,842	76/303,779	HEMOSENSE	9/30/2003	8/23/2001

2,779,799	75/800,851	INRATIO	11/4/2003	9/15/1999

Canada

	884,890	HEMOSENSE		7/20/1998

European Community

884247	884247	HEMOSENSE	11/3/1999	7/22/1998

1556125	1556125	INRATIO	6/12/2001	3/14/2000

Japan

4357678	062155/1998	HEMOSENSE	1/28/2000	8/23/2001

UNREGISTERED TRADEMARKS: List marks below or indicate “None.”

Exhibit B